                                           SEC Filing Fees Account #0000803020


AS FILED WITH THE SECURITIES AND EXCHANGE            1933 ACT FILE NO. 33-9093
COMMISSION ON FEBRUARY 28, 1997                      1940 ACT FILE NO. 811-4854
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                    Pre-Effective Amendment No.________  [_]

                 Post-Effective Amendment No. 15      [X]

                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                     Amendment No. 17                    [X]

                              THE OBERWEIS FUNDS
              (Exact Name of Registrant as Specified in Charter)


                      c/o Oberweis Asset Management, Inc.

                      951 Ice Cream Drive, Suite 200
                        North Aurora, Illinois 60542
              (Address of Principal Executive Offices, Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

                               Patrick B. Joyce
                        Oberweis Asset Management, Inc.

                      951 Ice Cream Drive, Suite 200
                        North Aurora, Illinois 60542
                    (Name and Address of Agent for Service)

                                  Copies to:

                               Cathy G. O'Kelly
                       Vedder, Price, Kaufman & Kammholz
                     222 North LaSalle Street, Suite 2600
                           Chicago, Illinois 60601

                      DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has declared that an indefinite number or amount of Shares of beneficial interest in the Fund has been registered under the Securities Act of 1933. The Rule 24f-2 Notice for the year ended December 31, 1996 was filed with the Securities and Exchange Commission on or about February 26, 1997. It is proposed that this filing will become effective (check appropriate box)

       [_]    immediately upon filing pursuant to paragraph (b)

       [ ]    on (date) pursuant to paragraph (b)

       [_]    60 days after filing pursuant to paragraph (a)(1)

       [X]    on May 1, 1997 pursuant to paragraph (a)(1)

       [ ]    75 days after filing pursuant to paragraph (a)(2)

       [_]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

       [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   FORM N-1A
                             CROSS REFERENCE SHEET

FORM N-1A ITEM NUMBER                                            LOCATION IN PROSPECTUS
---------------------                                            ----------------------
Part A--
Item 1.  Cover page                                              Cover Page
Item 2.  Synopsis                                                Cover Page, Synopsis of Fees
Item 3.  Condensed Financial Information                         Financial Highlights; Performance Comparison
Item 4.  General Description of Registrant                       Investment Objective, Policies and Risks; General Information
Item 5.  Management of the Fund                                  Management of the Portfolios; Expenses of the Fund; The
                                                                 Advisory and Management Agreements
Item 5A.  Management's Discussion of Fund Performance            Not Applicable
Item 6.  Capital Stock and Other Securities                      Distribution of Shares; Dividends, Distributions and Tax
                                                                 Status; General Information
Item 7.  Purchase of Securities Being Offered                    How to Purchase Shares; Shareholder Services
Item 8.  Redemption or Repurchase                                How to Redeem Shares; Shareholder Services
Item 9.  Pending Legal Proceedings                               Not Applicable

                                                                 LOCATION IN
                                                                 STATEMENT OF ADDITIONAL INFORMATION
                                                                 -----------------------------------
Item B--
Item 10.  Cover Page                                             Cover Page
Item 11.  Table of Contents                                      Cover Page
Item 12.  General Information and History                        Not Applicable
Item 13.  Investment Objectives and Policies                     Investment Objective, Policies and Restrictions
Item 14.  Management of the Fund                                 Management of the Fund
Item 15.  Control Persons and Principal Holders of Securities    Management of the Fund
Item 16.  Investment Advisory and Other Services                 Oberweis Asset Management, Inc.; The Chicago Corporation;
                                                                 Distribution Plan and Agreement; Additional Information
Item 17.  Brokerage Allocation                                   Portfolio Transactions
Item 18.  Capital Stock and Other Securities                     Shareholder Voting Rights [See also Item 6]
Item 19.  Purchase, Redemption and Pricing of Securities         Redemption of Shares, Determination of Net Asset Value
          Being Offered
Item 20.  Tax Status                                             Taxes
Item 21.  Underwriters                                           See Prospectus - How to Purchase Shares
Item 22.  Calculations of Performance Data                       Calculation of Average Annual Total Return
Item 23.  Financial Statements                                   Financial Statements
Part C--

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this
Registration Statement.

The Oberweis Funds

The Oberweis Funds (the "Fund") is a managed, diversified, open-end mutual fund currently consisting of three portfolios--the Oberweis Emerging Growth Portfolio (the "Emerging Growth Portfolio"), the Oberweis Micro-Cap Portfolio (the "Micro-Cap Portfolio") and the Oberweis Mid-Cap Portfolio (the "Mid-Cap Portfolio").

The Micro-Cap Portfolio commenced the public offering of shares on January 1, 1996 at $10 per share. The Fund anticipates ceasing sales of the Micro-Cap Portfolio to both new shareholders and existing shareholders when the Portfolio reaches $60 million in net assets but reserves the right to change this limit in the future.
The Mid-Cap Portfolio commenced the public offering of shares on September 15, 1996 at $10 per share.

The investment objective of each Portfolio is to maximize capital appreciation. Each Portfolio intends to achieve its objective through an investment program emphasizing common stocks of companies that the investment adviser, Oberweis Asset Management, Inc. ("OAM"), believes have the potential for above-average long-term growth in market value. Each Portfolio's investment program may in-volve a greater degree of risk than is customarily associated with more conservative investment programs. The Fund may sell and purchase options which involve certain risks. (See "Options" on page 9.) This Prospectus, which should be read and retained for future reference, sets forth concisely the information an investor should know before investing in the Fund.

A Statement of Additional Information for the Fund dated May 1, 1997 as may be amended from time to time has been filed with the Securities and Exchange Com-mission and may be obtained without charge by calling or writing the Fund at the telephone number or address listed below. The Statement of Additional In-formation is incorporated by reference into this Prospectus.
--------------------------------------------------------------------------------
951 Ice Cream Drive, Suite 200
North Aurora, Illinois 60542
(800) 323-6166
Table of Contents
--------------------------------------------------------------------------------

Synopsis of Fees............................................................   2
Financial Highlights........................................................   3
Performance Comparison......................................................   5
Investment Objective, Policies and Risks....................................   7
Management of the Portfolios................................................  10
The Advisory and Management
 Agreements.................................................................  10
Distribution of Shares......................................................  11
Expenses of the Fund........................................................  12
Portfolio Transactions......................................................  12
How to Purchase Shares......................................................  12
How to Redeem Shares........................................................  13
Net Asset Value.............................................................  14
Shareholder Services........................................................  15
Dividends, Distributions and Tax Status.....................................  16
The Custodian and Transfer Agent............................................  17
General Information.........................................................  17

The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in a Portfolio's shares involves risk, including the possible loss of principal.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMIS-SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

The date of this Prospectus is May 1, 1997

SYNOPSIS OF FEES

                                                             PORTFOLIO
                                                       ---------------------
                                                       EMERGING MICRO- MID-
SHAREHOLDER TRANSACTION EXPENSES(1)                     GROWTH   CAP    CAP
-----------------------------------                    -------- ------ -----
Sales Charge Imposed on Purchases (as a percentage of
 offering price)......................................   None    None   None
Sales Charge Imposed on Reinvested Dividends or
 Capital Gain Distributions...........................   None    None   None
Redemption Fees.......................................   None    .25%   .25%
Exchange Fees.........................................   None    None   None
ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)
Advisory and Management Fees..........................   .81%   1.00%   .80%
12b-1 Fees............................................   .25%    .25%   .25%
Other Expenses........................................   .42%    .69%   .95%(3)
Total Fund Operating Expenses(2)......................  1.48%   1.94%  2.00%(3)

--------
  (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

  (2) The Manager will reimburse each Portfolio for total operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. See "Expenses of the Fund," for a discussion of the Fund's annual expense limitation and reductions of the Management fees.

  (3) Net of expense reimbursement. Other expenses would have been 2.37% and Total Fund Operating Expenses would have been 3.42% without expense reimburse-ment.

EXAMPLE                                            1 YR. 3 YRS. 5 YRS. 10 YRS.
-------                                            ----- ------ ------ -------
You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and
 redemption at the end of each time period:
Emerging Growth Portfolio.........................  $15   $47    $ 81   $177
Micro-Cap Portfolio...............................  $22   $64    $108   $230
Mid-Cap Portfolio.................................  $23   $65    $111   $236

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. Long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. There is a .25% withdrawal charge on the Micro-Cap and Mid-Cap Portfolios, which is deducted from the re-demption proceeds and is used to reimburse the Portfolio for the costs it incurs in connection with the Shareholder's liquidation of shares. In addition, for each Portfolio, there is a $6 fee for each wire redemption, which is de-ducted from a Shareholder's redemption amount. The examples are based on the expenses in the table and a hypothetical annual rate of return of 5%. THE EXAM-PLES SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PORTFOLIO PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete explanation of the fees and expenses borne by each Portfo-lio, please see the discussions under the Prospectus headings "The Advisory and Management Agreements," "Distribution of Shares," "Expenses of the Fund," and "Portfolio Transactions," as well as the Statement of Additional Information incorporated by reference into this Prospectus.

FINANCIAL HIGHLIGHTS

The following tables show important financial information expressed in terms of one share outstanding throughout the periods. The net investment loss per share data was determined using average shares outstanding during the period. The information in the table has been audited by the Fund's independent auditors. The auditors' unqualified report, along with the complete financial statements, is included in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information.

EMERGING GROWTH PORTFOLIO

                                                       YEARS ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------------------
                            1996      1995     1994      1993     1992       1991       1990       1989       1988    1987(D)
                          --------  --------  -------  --------  -------    -------    -------    -------    -------  -------
Net Asset Value,
 Beginning of Period..... $  29.09  $  21.41  $ 22.19  $  20.90  $ 18.39    $ 12.11    $ 12.06    $  9.65    $  9.13  $ 10.04
Income from Investment
 Operations:
 Net investment loss.....    (0.32)    (0.33)   (0.22)    (0.22)   (0.21)     (0.09)     (0.24)     (0.35)     (0.20)   (0.15)
 Net realized and
  unrealized gain (loss)
  on investments.........     6.73      9.43    (0.56)     2.25     2.72      10.64       0.29       2.76       0.72    (0.76)
                          --------  --------  -------  --------  -------    -------    -------    -------    -------  -------
 Total from investment
  operations.............     6.41      9.10    (0.78)     2.03     2.51      10.55       0.05       2.41       0.52    (0.91)
 Less Distributions:
 Net realized gain on
  investments............    (2.64)    (1.42)     --      (0.74)     --       (4.27)       --         --         --       --
                          --------  --------  -------  --------  -------    -------    -------    -------    -------  -------
 Net Asset Value, End of
  Period................. $  32.86  $  29.09  $ 21.41  $  22.19  $ 20.90    $ 18.39    $ 12.11    $ 12.06    $  9.65  $  9.13
                          ========  ========  =======  ========  =======    =======    =======    =======    =======  =======
 Total Return (%)(b).....     22.5      42.6     (3.5)      9.7     13.7       87.1        0.4       25.0        5.7     (9.1)
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands).. $185,595  $134,663  $90,014  $104,324  $54,063    $19,730    $11,604    $12,940    $15,914  $16,856
 Ratio of expenses to
  average net assets (%).     1.48      1.73(a)  1.78      1.80(a)  1.99(a)    2.13(a)    2.15(a)    2.00(a)    2.46     1.99(c)
 Ratio of net investment
  loss to average net
  assets (%).............    (0.97)    (1.24)   (1.06)    (1.04)   (1.14)     (1.27)     (1.24)     (1.19)     (1.80)   (1.48)(c)
 Portfolio turnover rate
  (%)....................       64        79       66        70       63        114         62        112         67       55
 Average commission rate
  paid................... $  .0413       --       --        --       --         --         --         --         --       --

-------
(a) Net of expense reimbursement from related parties. Expense ratios would have been 1.77% for 1995, 1.82% for 1993, 2.41% for 1992, 3.01% for 1991,
    and 3.48% for both 1990 and 1989 before expense reimbursement.
(b) A sales load of 4% was charged until December 31, 1991 and is not reflected in the above total return figures.
(c) Annualized.
(d) From inception of Portfolio, January 7, 1987.

MICRO-CAP PORTFOLIO

                                                                JANUARY 1,
                                                                  1996*-
                                                               DECEMBER 31,
                                                                   1996
                                                               -------------
Net Asset Value, Beginning of Period..........................    $ 10.00
Income from Investment Operations:
 Net investment loss..........................................      (0.15)
 Net realized and unrealized gain (loss) on investments.......       2.43
                                                                  -------
 Total from investment operations.............................       2.28
 Less Distributions:
 Net realized gain on investments.............................        --
                                                                  -------
 Net Asset Value, End of Period...............................    $ 12.28
                                                                  =======
 Total Return (%).............................................       22.8
 Ratios/Supplemental Data:
 Net assets, end of period (in thousands).....................    $30,733
 Ratio of expenses to average net assets (%)..................       1.94
 Ratio of net investment loss to average net assets (%).......      (1.15)
 Portfolio turnover rate (%)..................................         70
 Average commission rate paid.................................    $ .0371
--------
   *Commencement of operations

MID-CAP PORTFOLIO
                                                               SEPTEMBER 15,
                                                                  1996*-
                                                               DECEMBER 31,
                                                                   1996
                                                               -------------
Net Asset Value, Beginning of Period..........................    $ 10.00
Income from Investment Operations:
 Net investment loss..........................................      (0.05)
 Net realized and unrealized gain (loss) on investments.......       0.34
                                                                  -------
 Total from investment operations.............................       0.29
 Less Distributions:
 Net realized gain on investments.............................        --
                                                                  -------
 Net Asset Value, End of Period...............................    $ 10.29
                                                                  =======
 Total Return (%).............................................        2.9 (b)
 Ratios/Supplemental Data:
 Net assets, end of period (in thousands).....................    $ 7,295
 Ratio of expenses to average net assets (%)..................       2.00 (a)(c)
 Ratio of net investment loss to average net assets (%).......      (1.62)(c)
 Portfolio turnover rate (%)..................................         21 (c)
 Average commission rate paid.................................    $ .0371

--------

(a) Net of expense reimbursement from related parties. The annualized expense ratio would have been 3.42% in 1996 before expense reimbursement.

(b) Total return has not been annualized.

(c) Annualized.

   *Commencement of operations.

PERFORMANCE COMPARISON

The following table compares the Emerging Growth Portfolio's and the Micro-Cap Portfolio's total return for the one year period ended December 31, 1996 with the total return of various indexes of unmanaged securities:

                                                                      ONE YEAR
                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
                                                                        1996
                                                                    ------------
Oberweis Emerging Growth Portfolio.................................    22.45%
Oberweis Micro-Cap Portfolio.......................................    22.80%
Dow-Jones Industrial Average.......................................    29.11%
S&P 500............................................................    22.98%
NASDAQ National Composite..........................................    22.71%
Lipper Small Company Growth Index..................................    18.12%
Russell 2000 Index.................................................    16.43%
Wilshire 5000 Index................................................    21.21%

Total return includes price level changes, dividends and capital gain distribu-tions. As calculated in accordance with applicable regulations of the Securities and Exchange Commission, the Portfolios' average annual total re-turns for the following periods ended December 31, 1996 are:

                          AVERAGE ANNUAL TOTAL RETURNS

                      PERIODS ENDED DECEMBER 31, 1996

                                                      PAST   PAST   LIFE OF FUND
                                                     1 YEAR 5 YEARS   (1/7/87)
                                                     ------ ------- ------------
      Emerging Growth Portfolio..................... 22.45% 15.99%     16.88%
      S&P 500....................................... 22.95% 15.20%     14.69%
      Russell 2000 Index............................ 16.43% 15.69%     11.70%

                      PERIOD ENDED DECEMBER 31, 1996

                                                                     PAST
                                                                    1 YEAR
                                                               (SINCE INCEPTION)
                                                               -----------------
      Micro-Cap Portfolio.....................................      22.80%
      S&P 500.................................................      22.95%
      Russell 2000 Index......................................      16.43%

                PERIOD ENDED DECEMBER 31, 1996 (NOT ANNUALIZED)

                                                                SINCE INCEPTION
                                                                   (9/15/96)
                                                               -----------------
      Mid-Cap Portfolio.......................................       2.90%
      S&P Mid-Cap Index.......................................       7.49%

The Dow-Jones Industrial Average is a widely recognized stock market indicator that consists of the price movements of 30 major industrial companies in the United States. The Standard & Poor's indices are unmanaged indices generally representative of the U.S. stock market. The NASDAQ National Composite, Lipper Small Company Growth Index, Russell 2000 Index and the Wilshire 5000 Index rep-resent portfolios that are somewhat more representative of the securities held by the Emerging Growth and Micro-Cap Portfolios.

  In advertising, sales literature and other publications, the Portfolios' per-formance may be quoted in terms of total return or average annual total return, which may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                        EMERGING GROWTH PORTFOLIO
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                FROM JANUARY 7, 1987 TO DECEMBER 31, 1996
                                     LOGO

                           MICRO-CAP PORTFOLIO
                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
      FROM JANUARY 1, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996
                                     LOGO

                              MID-CAP PORTFOLIO
                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
     FROM SEPTEMBER 15, 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996
                                     LOGO

All data assumes reinvestment of dividends and capital gains. Results repre-sent past performance and do not indicate future results. The value of an investment in the Portfolios and the return on the investment both will fluc-tuate and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1987, the Emerging Growth Portfolio ap-plied a sales charge to each share purchase. The Emerging Growth Portfolio's sales charge was eliminated on December 31, 1991. The performance graph and the average annual return figures for the Emerging Growth Portfolio do not re-flect the load. The Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of the shares redeemed. The performance graphs and average annual return figures for these Portfolios do not reflect the deduc-tion of the withdrawal charge.

Additional information concerning performance results of the Portfolios is contained in the Annual and Semi-Annual Reports which are available upon re-quest without cost from the Fund.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
INVESTMENT OBJECTIVE--The investment objective of each Portfolio is to maximize capital appreciation. The realization of current income will not be a consider-ation in the selection of securities for investment, and the Portfolios are not designed for investors seeking income rather than capital appreciation. The in-vestment objective of each Portfolio is a fundamental policy and may not be changed without approval of the shareholders of that Portfolio, which is de-scribed in the Statement of Additional Information.

INVESTMENT PROGRAM AND PHILOSOPHY--Each of the Portfolios is managed to seek out companies that the Portfolio's investment adviser, OAM, believes have the potential for above-average long-term growth in market value.

The Mid-Cap Portfolio will generally invest in companies with market capital-ization between $500 million and $5 billion at the time of acquisition.

The Emerging Growth Portfolio may invest in companies of all size capitaliza-tions, however, because it is believed that the potential for such growth may tend to be found more often in relatively small capitalization companies, which fall in the lowest 30% capitalization of the companies listed on the New York Stock Exchange or companies of similar or smaller capitalization which are listed on the American Stock Exchange or are traded over the counter (typically with capitalization of less than $1 billion), it is anticipated that approxi-mately 80% of the Portfolio's assets will be invested in the securities of such smaller companies with the Portfolio's average market capitalization being $600 million. However, such percentage may vary greatly from time to time based on OAM's analysis of economic and market conditions

The Micro-Cap Portfolio will generally invest in companies with a market capi-talization of not more than $250 million at the time of acquisition, with the Portfolio's average market capitalization being approximately $100 million. It is anticipated that at least 80% of the companies that the Portfolio will in-vest in will have a market capitalization of not more than $250 million at the time of purchase and at least 50% of the companies will have market capitaliza-tion of $100 million or less at the time of purchase.


Each Portfolio in particular seeks to invest in those companies which OAM con-siders as having such above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the "Oberweis Oc-tagon." These factors are:

 1. rapid growth in revenue, preferably generated by internal growth as op-posed to acquisitions of other businesses, at least 30% in the latest quarter for companies being considered for investment by the Emerging Growth and Mi-cro-Cap Portfolios and at least 20% in the latest quarter for companies being considered for investment by the Mid-Cap Portfolio;

 2. rapid growth in pre-tax income (at least 30% in the latest quarter for companies being considered for investment by the Emerging Growth and Micro-Cap Portfolios and at least 20% in the latest quarter for companies being considered for investment by the Mid-Cap Portfolio) and in earnings per share;

 3. reasonable price earnings ratio in relation to the company's underlying growth rate, generally a price earnings ratio not more than 1/2 of the company's growth rate for companies being considered for investment by the Emerging Growth and Micro-Cap Portfolios and generally a price earnings ratio of not more than the company's growth rate for companies being considered for investment by the Mid-Cap Portfolio;

 4. products or services that offer the opportunity for substantial future growth;

 5. favorable recent trends in revenue and earnings growth;

 6. reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins;

 7. a review of the company's balance sheet, with particular attention to footnotes, in order to identify unusual items which may indicate future prob-lems; and

 8. high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines by which it may evaluate the many companies it reviews, but such factors and the relative weight given to each will vary with economic and market conditions and the type of company be-ing evaluated. No one factor will justify, and any one factor may (but will not necessarily) preclude, an investment in a particular company. Although securi-ties of a particular company may be eligible for purchase by more than one Portfolio, OAM may determine that at any particular time it is appropriate to purchase a security for one Portfolio but not another. In addition, transac-tions in a particular security may not be accomplished for all Portfolios at the same time or the same price.

Generally, at least seventy-five percent (75%) or more of each Portfolio's as-sets will be invested in common stocks, but each Portfolio may also invest in convertible securities, preferred stocks, securities of foreign issuers (most of which are traded on United States stock exchanges or listed on NASDAQ), and restricted securities. In addition, the Portfolios may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. Each Portfolio's reserves may be held in cash or invested in high quality money market instruments, including U.S. government obliga-tions, certificates of deposit, bankers' acceptances, commercial paper (rated prime 3 or better by Moody's Investors Service, Inc. or the equivalent), corpo-rate debt securities (rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation) and repurchase agreements. The Portfolios may also lend its portfolio securities, write (sell) options against investment po-sitions and purchase put and call options. See "Certain Other Investment Practices and Risks Which You Should Consider," below.

To diversify the Portfolios and reduce investment risk, each Portfolio has adopted certain fundamental policies, which restrict each from the following:

 (1) purchasing the securities of any issuer if, as a result:

   (a) it would own more than 10% of the outstanding securities of any class of any issuer, or

   (b) such holdings would amount to more than 5% of the Portfolio's total assets;

 (2) the borrowing of money, except for temporary or emergency purposes or as necessary for the clearance of purchases and sales of securities, and then only in amounts not exceeding 5% of the Portfolio's total assets;

 (3) in any manner transferring as collateral any securities owned by the Portfolio, except as may be necessary in connection with permissible borrow-ings, which in no event will exceed 5% of its net assets valued at market;

 (4) purchasing additional securities when money borrowed exceeds 5% of the Portfolio's total assets; and

 (5) purchasing securities of any one issuer if, as a result, 25% or more of its total assets would be concentrated in any one industry.

Each Portfolio's investment program, discussed above, is subject to further re-strictions, which are described elsewhere in this Prospectus and in the Statement of Additional Information.

ARE THE PORTFOLIOS' INVESTMENT OBJECTIVE AND POLICIES APPROPRIATE FOR YOU?--The Portfolios are designed for investors who can accept the risks involved in seeking maximum capital appreciation. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, investors should realize that the very nature of investing in small, and often newer, companies involves greater risk than is customarily associated with more established companies. Smaller and newer companies often have limited product lines, markets, management per-sonnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. Because the Portfolios' investment policies will be oriented to capital appreciation, as opposed to dividend income, each Portfolio may be considered to be an investment of above average risk. Each Portfolio is not intended to constitute a balanced invest-ment program. Dividends are expected to be minimal and there can be no assurance that a Portfolio's objective will be met.

EACH PORTFOLIO IS INTENDED FOR LONG-TERM INVESTORS WHO CAN BEAR THE RISKS IN-VOLVED IN THE PORTFOLIO'S INVESTMENTS. ACCORDINGLY, EACH PORTFOLIO DISCOURAGES SHORT-TERM TRADING IN ITS SHARES.

CERTAIN OTHER INVESTMENT PRACTICES AND RISKS WHICH YOU SHOULD CONSIDER--Lending of Portfolio Securities. For the purpose of realizing some income on its port-folio securities, each Portfolio may make security loans of its portfolio securities, of up to 30% of its total assets, to broker-dealers or institu-tional investors. Any such loan will be continuously secured by collateral at least equal to 100% of the value of the security loaned. While the securities are being lent, the Portfolios will continue to receive the equivalent of any dividends or interest paid by the issuer thereof, as well as interest on the collateral. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would be for the account of the Portfo-lio. As with any extension of secured credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclosure against the col-lateral. Each Portfolio will consider on an ongoing basis the creditworthiness of the borrowers to which it makes portfolio security loans.

Restricted Securities. Each Portfolio may not invest more than 5% of its total assets in securities that are not readily marketable, including repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years and may not invest more than 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as "restricted securities"). Restricted securities may be resold by the Portfo-lio to other institutions. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may be treated as exempt from the Portfolio's limitation on illiquid securities. Because institu-tional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trad-ing in restricted securities were at limited levels, the liquidity of each Portfolio's investments could be adversely affected.

Options. Options are derivative securities. A "derivative" is any instrument that is derived from combining, or splitting apart, other products, securities, and indices. Each Portfolio may also write (sell) covered call options on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Portfolio's net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the "exercise price") within a certain time period. Where the writer (seller) of the option, in this case the Portfolio, already owns the underlying securi-ty, the call option is considered to be "covered." The Portfolio will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Portfolio to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Portfolio. In determining whether to write (sell) a covered call option on one of the Portfolio's securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Portfolio may also be exposed to a possi-ble price decrease in the underlying security that might otherwise have been sold while the Portfolio continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's in-vestment policy limiting the pledging or mortgaging of its assets. In addition, each Portfolio may invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuation. The risks involved in purchasing put or call options include the possible loss of the entire pre-mium. Each Portfolio may also purchase put and call options on stock indices ("stock index options"), for the purpose of partially hedging against the risk of unfavorable price movements adversely affecting the Portfolio's securities or securities the Portfolio intends to buy, and may sell stock index options in related closing transactions.

Foreign Securities. Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such curren-cy. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest pay-ments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various curren-cies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic secu-rities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform ac-counting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock ex-changes, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Repurchase Agreements. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement (with a qualified bank or securi-ties dealer) to repurchase the security from the Portfolio at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unre-lated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the se-curities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. The transactions involve the risk that the Seller will fail to repurchase the securities, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

A more thorough description of certain of these investment practices and a dis-cussion of their associated risks are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS

The business and affairs of the Fund and each of the Portfolios are supervised by the Fund's Board of Trustees (the "Trustees"). The Statement of Additional Information contains general background information regarding each of the Trustees and officers of the Fund. All of the Fund's officers and one of its four Trustees are employees and/or officers of OAM and/or Oberweis Brokerage, Inc. ("Oberweis Brokerage"), the Fund's principal distributor and shareholder service agent. OAM is under common control with Oberweis Brokerage.
Each Portfolio's investment objective and policies were developed by James D. Oberweis ("Mr. Oberweis"), portfolio manager of both the Emerging Growth and the Micro-Cap Portfolio since its inception. Mr. Oberweis and James W. Oberweis are co-portfolio managers of the Mid-Cap Portfolio.

Mr. Oberweis is also a Trustee and President of the Fund, a Director and the President of OAM, and, together with his family, a controlling shareholder of OAM, and an Investment Executive and shareholder of Oberweis Brokerage. Mr. Oberweis and members of his family own the majority of the outstanding shares of Oberweis Brokerage. Mr. Oberweis has an MBA from the University of Chicago and has in excess of 25 years of experience in selecting securities for invest-ment for private clients. In addition to the Fund, Mr. Oberweis manages segregated accounts for institutional and individual investors. James W. Oberweis is a Vice President of the Fund and OAM and a Director and the Presi-dent of Oberweis Brokerage. James W. Oberweis was formerly a registered representative of The Chicago Corporation ("TCC"), the Fund's prior distributor and shareholder service agent, from March, 1996 through December, 1996. James
W. Oberweis joined OAM in 1995 as a Portfolio Manager. Prior to joining OAM, James W. Oberweis was a student at the University of Illinois, where he earned a Bachelor of Science degree in Engineering.

Since January 1, 1996, OAM provides the Fund with investment advisory and man-agement services and since January 2, 1997, Oberweis Brokerage is the Fund's principal distributor and shareholder service agent. During the period January 1, 1996 through December 31, 1996, TCC was the Fund's principal distributor and shareholder service agent and during the period October 1, 1994 through Decem-ber 31, 1995, OAM provided the Emerging Growth Portfolio investment advisory, management and shareholder agent services and TCC was the Portfolio's principal distributor.

OAM is an investment adviser based in North Aurora, Illinois. OAM was incorpo-rated in 1989 and has been registered with the Securities and Exchange Commission ("SEC") since January 4, 1990. OAM had not served as the investment adviser to a mutual fund prior to October 1994, although Mr. Oberweis and other officers and employees of OAM have previously been associated with investment advisers to the Fund and/or other mutual funds. OAM has published an investment advisory newsletter since 1990 and beginning in October 1994, it has offered advice to institutions and individual investors regarding a broad range of in-vestment products.

THE ADVISORY AND MANAGEMENT AGREEMENTS
OAM provides each Portfolio with investment advisory services under a written agreement with the Fund dated October 1, 1994 (the "Investment Advisory Agree-ment"). James D. Oberweis personally supervises the management of the Fund's portfolios.

OAM manages the investment operations of each Portfolio in accordance with the investment objectives and policies of each of the respective Portfolios, sub-ject to the general supervision of the Trustees. As compensation for its investment advisory services, OAM receives an annual fee which is computed and accrued daily and payable monthly. OAM receives an annual fee of .45% of the average daily net assets of the Emerging Growth Portfolio on the first $50 million and .40% on amounts over $50 million. For the Portfolio, the average rate paid to OAM in the aggregate for the year ended December 31, 1996 was .81%. OAM receives an annual fee of .60% of the average daily net as-sets of the Micro-Cap Portfolio and an annual fee of .40% of the average daily net assets of the Mid-Cap Portfolio.

OAM also provides the Fund with non-investment advisory management and adminis-trative services necessary for the conduct of the Fund's business. OAM prepares and updates SEC and state registration statements and filings, shareholder re-ports and other similar documents. In addition, OAM provides office space and facilities for the management of the Fund and provides accounting, record-keep-ing and data processing facilities and services. OAM also provides information and certain administrative services for shareholders of the Portfolios. For managing the business affairs and providing certain administrative services, pursuant to a Management Agreement dated October 1, 1994, each Portfolio pays OAM a management fee, payable monthly, at the annual rate of 0.40% of the aver-age daily net assets of the Portfolio, subject to reduction because of each Portfolio's annual expense limitation. (See "Expenses of the Fund.") OAM may subcontract with other entities to provide certain shareholder servicing activ-ities.

While the combined investment advisory fee and management fee paid to OAM is higher than the total of such fees paid by most other investment companies, the Fund's Trustees believe that each Portfolio's investment objective and the "Oberweis Octagon" analysis require greater than average services from OAM, which, together with the various management and administrative services pro-vided by OAM, justifies the higher combined fees.

DISTRIBUTION OF SHARES

The Fund has appointed Oberweis Brokerage to act as the principal distributor of the Fund's shares and as the primary shareholder service agent. The Fund will finance certain expenses in connection with the distribution of shares of each Portfolio under a "compensation type" Rule 12b-1 Plan as amended January 1, 1996 and a Distribution and Shareholder Service Agreement dated January 2, 1997 between the Fund and Oberweis Brokerage (collectively called the "Plan and Agreement") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. As a compensation type plan, Oberweis Brokerage may receive compensation that is more or less than the actual expenditures made. Oberweis Brokerage is required to provide the Fund with a quarterly listing of all expenditures under the Plan and Agreement. Oberweis Brokerage is at risk with respect to a portion of its expenses and fees not compensated by the Plan and Agreement if the Plan and Agreement is modified or terminated by the Fund. No interest, carrying or other finance charges are paid under the Plan and Agreement.

Under the Plan and Agreement, the Fund pays to Oberweis Brokerage a monthly fee at an annual rate of .25% of each Portfolio's average daily net assets for dis-tribution and shareholder service provided to each Portfolio ("12b-1 fees") and will also reimburse certain out-of-pocket expenses of Oberweis Brokerage. The Plan and Agreement provides that the Fund's asset-based sales charges (as de-fined in the NASD's Conduct Rules) do not exceed those permitted by Rule 2830 of the NASD's Conduct Rules.

Pursuant to the Plan and Agreement, Oberweis Brokerage, directly or through other firms, advertises and promotes the Fund and provides information and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications, processing and transmitting customer transactions to the Fund's transfer agent, and serving as the primary source of information to customers. The Plan and Agreement provides that Oberweis Brokerage may appoint various broker-dealer firms to assist in providing distribution services for the Fund and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Portfolios under related service agreements.

Pursuant to the Plan and Agreement, Oberweis Brokerage may also be reimbursed monthly by each Portfolio for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modification and printout, stationery, tax forms and all other ex-ternal forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agreement, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including reimbursement of such costs, is included in the total expenses of the Portfolio, subject to the expense limitation based on av-erage daily net assets of each Portfolio. (See "Expenses of the Fund," below.)

Oberweis Brokerage will furnish with each monthly statement for such reimburse-ment a written listing of the expenditures on behalf of each Portfolio and their purpose.

EXPENSES OF THE FUND

All expenses incurred in the operations of the Fund are borne by the respective Portfolios, except to the extent specifically assumed by OAM. OAM is obligated to reduce its management fee or reimburse the Portfolio to the extent that the total ordinary operating expenses borne by a Portfolio on an accrual basis, in-cluding all investment advisory, management and administrative fees, but excluding taxes, brokerage, interest and other extraordinary expenses, exceed in any one year the following amounts expressed as a percentage of the Portfo-lio's average daily net assets: 2.0% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. For the year ended December 31, 1996, total expenses incurred by the Emerging Growth Portfolio and Micro-Cap Portfolio were $2,672,362 and $566,510, respectively, and the ratio of such total expenses to the Portfolio's average daily net assets was 1.48% and 1.94%, respectively.

For the period September 15, 1996 through December 31, 1996, total expenses in-curred by the Mid-Cap Portfolio were $71,872 and the ratio of such total expenses to the Portfolio's average daily net assets was 3.42%. Pursuant to the expense limitation, OAM was required to reimburse the Mid-Cap Portfolio in the amount of $29,841 resulting in net expenses of $42,031 and a net expense ratio of 2.00%.

PORTFOLIO TRANSACTIONS
Orders for securities are generally placed by OAM with a view to obtaining the best combination of price and execution available. OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provid-ed, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition.

OAM is authorized to place orders with various broker-dealers, including Oberweis Brokerage, subject to all applicable legal requirements. The Fund has been advised by OAM that it may place agency transactions with Oberweis Broker-age when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM may also place orders with non-affiliated broker-dealers that sell the Portfolios' shares, provided OAM believes that price and execution are comparable to other non-affiliated broker-dealers. A greater spread, discount or commission may be paid to non-affiliated broker-dealers that provide research services, which may be used by OAM in managing assets of its clients, including each of the Portfolios. Although it is be-lieved that research services received directly or indirectly benefit all of OAM's clients, the degree of benefit varies by account and is not directly re-lated to the commissions or remuneration paid by the account.

The frequency of portfolio transactions, the Portfolio's turnover rate, will vary from year to year depending on market conditions. The Emerging Growth Portfolio's and the Micro-Cap Portfolio's turnover during the year ended Decem-ber 31, 1996 was 64% and 70%, respectively. It is expected that the annual portfolio turnover rate for the Mid-Cap Portfolio during its first year of op-erations will not exceed 75%.

For the period January 1, 1996 through December 31, 1996, the total brokerage commissions paid by the Emerging Growth Portfolio and the Micro-Cap Portfolio were $198,976 and $42,065, respectively, of which $11,773 and $1,695, respec-tively, was paid to TCC, the Fund's distributor during that period. The total amount of securities transactions in which the Emerging Growth Portfolio and the Micro-Cap Portfolio paid brokerage commissions during the period January 1, 1996 through December 31, 1996 was $62,507,939 and $12,872,463, respectively.
The total amount of principal transactions of the Emerging Growth Portfolio and the Micro-Cap Portfolio for such period, for which no commission was incurred was $187,935,883 and $53,097,245, respectively.

For the period September 15, 1996 through December 31, 1996, the total broker-age commissions paid by the Mid-Cap Portfolio were $5,958, of which $0 was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during the period September 15, 1996 through December 31, 1996 was $5,260,537. The total amount of principal transactions of the Portfo-lio for such period, for which no commission was incurred, was $2,721,374.

HOW TO PURCHASE SHARES
GENERAL--The minimum initial investment for each Portfolio is $1,000. This min-imum investment may be reduced pursuant to the Low Minimum Investment Plan. (See "Shareholder Services.") Subsequent purchases for all accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions. The Fund reserves the right, in its sole discretion, to change at any time the initial or subsequent investment minimums, to withdraw the offering or to refuse any pur-chase in whole or part.

You may purchase or redeem shares of the Portfolios through an investment deal-er, bank or other institution having a sales agreement with Oberweis Brokerage or by contacting the Fund's Custodian and Transfer Agent, Investors Fiduciary Trust Company ("IFTC"). However, any such purchase or redemption will not be effective until the order or request is received by IFTC. Some investment deal-ers, banks or other institutions may charge for their services in purchasing or redeeming shares of the Portfolios.

Purchases may be made by check, wire or, if a subsequent purchase, through the Automatic Investment Plan. All purchases made by check should be in U.S. dol-lars. Third-party checks, except those payable to an existing shareholder who is a natural person (as apposed to e.g. a corporation or partnership), credit cards and cash will not be accepted. Shares of the Fund are offered on a con-tinuous basis. The offering price per share will be the Net Asset Value per share next determined after the purchase order is received in proper form by IFTC. (See "Net Asset Value" for details on current Net Asset Value computa-tion.)

PURCHASE BY MAIL--To make an initial purchase by mail, complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

The Oberweis Funds
c/o Investors Fiduciary Trust Company
P.O. Box 419042
Kansas City, MO 64141

Subsequent investments may be made by submitting to the same address a check along with either the stub from your Portfolio account confirmation or a note indicating the amount of the purchase, name of the Portfolio, your account num-ber, and the name(s) in which your account is registered.

PURCHASE BY WIRE--You may also purchase shares by instructing your financial institution to wire federal funds to the Fund's custodian bank. If you are opening a new account by wire transfer, you must first call IFTC at 1-800-245-7311 to request an account number and furnish the name(s) on the account registration, address, and social security number or taxpayer identification number. If you have an Account Application, you will be asked, if possible, to transmit it via facsimile machine to IFTC (at 1-816-435-3209), or mail it imme-diately. Otherwise, an Account Application will be mailed to you for you to complete, sign and return immediately to IFTC. Federal funds shall be wired in accordance with the following instructions:

Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO 64105
ABA #101003621
The name of the Portfolio in which you wish to invest
The Oberweis Funds' Account No. 7500742

Further Credit to: (Your shareholder account number and the name(s) in which your account is registered).

Subsequent investments may be made by wire by just contacting your financial institution with the wire instructions. There is no need to contact IFTC first.

Your financial institution may charge you a fee for sending the wire. Neither the Fund nor IFTC will be responsible for the consequences of delays, including delays in the bank or Federal Reserve wire systems.

HOW TO REDEEM SHARES
IN GENERAL--You may redeem shares of the Portfolios by mail, by telephone (as described below), or through your own investment dealer who is recorded for such account, if any (see "How to Purchase Shares," above). The redemption price per share is the Net Asset Value per share next determined after the re-demption becomes effective. (See "Net Asset Value.") Because of fluctuations in the value of each Portfolio, the Net Asset Value of shares redeemed may be more or less than your cost.

Checks for redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form for redemption amounts of $100,000 or less. Payment by check of re-demption proceeds in amounts greater than $100,000 is made within seven days after the redemption request is received. However, if you bought your shares by check, the Fund will delay sending you redemption proceeds until it has deter-mined that your check has cleared, which may take up to 15 days from the purchase date. If a broker-dealer other than Oberweis Brokerage is used to re-deem shares, an additional fee for such services may be imposed by that broker-dealer.

Each Portfolio reserves the right to redeem the shares in a shareholder's ac-count if the total value of the shareholder's account falls below $1,000 as a result of a redemption, subject to allowing such shareholder 60 days to make additional investments before the redemption is processed. Although it is each Portfolio's policy to make payment of redemption proceeds in cash, if the Fund's trustees determine it to be appropriate, and subject to certain limitations, a Portfolio may redeem shares by a distribution in kind of securities held by the Portfolio. See the Statement of Additional Information under the heading "Redemption of Shares."

REDEMPTION BY MAIL--Shareholders may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed, name of Portfolio, with signature(s) guaranteed (if required as set forth below), to The Oberweis Funds, c/o Invest-ors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141. The redemption request must be accompanied by share certificates, if any have been issued. In the case of joint ownership, all signatures are required on the re-demption request and on any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals. It is recommended that all mailed share certificates be sent by registered or certified mail, return receipt requested.

REDEMPTION BY TELEPHONE--All shareholders who have elected the telephone re-demption option on their account application may redeem their Portfolio shares by telephoning the Transfer Agent at 1-800-245-7311. Pursuant to the telephone redemption program, shareholders authorize the Transfer Agent to rely upon tel-ephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to pre-designated instruc-tions. The Transfer Agent employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone in-structions. Provided such procedures are reasonably followed, neither the Fund nor the Transfer Agent would be liable for any losses from instructions commu-nicated by telephone even if unauthorized or fraudulent.

Redemption proceeds will be mailed to the shareholder of record in the form of a check or transferred to the shareholder's designated bank using electronic funds transferred via the Automated Clearing House (ACH), or, at the sharehold-er's request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request for redemption amounts of $100,000 or less. Transfers via ACH of redemption pro-ceeds in amounts greater than $100,000 will be transmitted within seven days following the telephone redemption request. There is no charge for transfers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $6 fee for each wire redemption. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be issued only up to $50,000 to the registered owner(s) (who must be individuals) at the ad-dress of record which must have been on file for 60 days.

SIGNATURE GUARANTEES AND OTHER DOCUMENTATION--If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, broker/dealer, municipal securities broker/

dealer, government securities broker/dealer, credit union, member firm of a na-tional securities exchange, registered securities association or clearing agency, and/or savings association. When a signature guarantee is required, the signature of each shareholder of record must be guaranteed. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMP"). A redemption request for shares held by a corporation, trust, partnership, agent or fiduciary must be signed by an appropriately authorized person and include additional documents of a customary nature to verify the authority of the per-son seeking redemption, such as a certified by-law provision or resolution of the board of directors or trustees of the shareholder and/or a copy of the gov-erning legal instrument. Any person requiring information on redemption procedures may call the Transfer Agent at 1-800-245-7311.

NET ASSET VALUE
Net Asset Value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. Each Portfolio's investments are valued based on market value or, where quotations are not readily available, on fair value as determined in good faith by the Board of Trustees. For further information re-garding the methods employed in valuing the Portfolios' investments, see the Statement of Additional

Information under the heading "Determination of Net Asset Value."

If an order is received by the Transfer Agent or Oberweis Brokerage by the close of trading on the New York Stock Exchange on a given day (currently 3:00 p.m., Central Time), or by an investment dealer, bank or other institution hav-ing a sales agreement with Oberweis Brokerage by the close of trading on the New York Stock Exchange and that order is then received by Oberweis Brokerage on that same day from the investment dealer, bank, or financial institution by the end of Oberweis Brokerage's business day, Portfolio shares will be pur-chased at the next computed Net Asset Value. The Net Asset Value of the shares of each Portfolio is computed once daily, as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange, on each day the New York Stock Exchange is open for trading. For purposes of computing the Net Asset Value, all securities in a Portfolio other than options are priced as of the close of trading on the New York Stock Exchange. The options in the Portfo-lios are priced as of the close of trading on the Chicago Board Options Exchange.

SHAREHOLDER SERVICES
GENERAL INFORMATION--In addition to the purchase and redemption services de-scribed above, the Fund offers its shareholders the special accounts and services described below. Applications and information about any shareholder services may be obtained by calling 1-800-245-7311.

When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accordance with the Portfolio's Account Application in-structions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

The Portfolios will generally not issue certificates for their shares, except that certificates for full share amounts only will be issued upon a sharehold-er's written request to the Transfer Agent. In all events fractional shares will be carried on the books of a Portfolio without the issuance of certifi-cates. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued to him. Certain of the functions performed by the Fund in connection with the operation of the accounts described above will be per-formed by the Fund's Transfer Agent. (See "The Custodian and Transfer Agent.")

EXCHANGE PRIVILEGE--All or part of Portfolio shares owned by a shareholder may be exchanged for shares of any other Portfolio in The Oberweis Funds offering shares at that time or money market funds in the Cash Resource Trust--the Cash Resource Money Market Fund, the Cash Resource U.S. Government Money Market Fund, and the Cash Resource Tax-Exempt Money Market Fund (collectively the "Cash Resource Trust"). Shareholders may subsequently exchange such shares pur-chased and shares purchased with reinvested dividends for shares of the Fund. Shares will be exchanged for each other based upon their relative net asset values except that, the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of shares redeemed, which deduction also applies to shares exchanged out of each of those Portfolios.

Cash Resource Trust Funds are described in a separate prospectus. Shareholders may obtain a copy of the prospectus for any Cash Resource Trust Fund by calling 1-800-245-7311 or writing to 951 Ice Cream Drive, North Aurora, Illinois 60542, and are advised to read it carefully before authorizing any investment in shares of such fund. Exchange requests are subject to a $1,000 minimum.

Simply send us a written request that includes your name, your account number, the name of the Portfolio you currently own, the name of the Portfolio you wish to exchange into and the dollar amount or number of shares you wish to ex-change. Please remember that you cannot place any conditions on your request.

If you have any share certificates, you must include them with your request. A signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For certificate delivery instructions and when you need a signature guarantee, please see "Redemption--By Mail."

You may also call us at 1-800-245-7311 unless you have previously notified the Fund in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please re-member that during unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request to our address on page 13. In addition, exchanges may also be made through certain se-curities dealers who may charge you a fee for effecting an exchange.

An exchange of shares is considered a sale for federal income tax purposes. A shareholder may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than the adjusted cost basis. As noted above, the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of the shares redeemed, including shares exchanged out of each of the Portfolios.

Exchanging Shares is available only in states where shares of a particular Portfolio being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as oth-erwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN--By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Fund and its Custodian to debit your bank account to buy additional shares of the Portfolios. The minimum initial investment in each Portfolio is $1,000. However, the Low Minimum Initial In-vestment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year pe-riod. Automatic Investments can occur either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. Initial investments may not be made by the Automatic In-vestment Plan. The Plan is subject to the approval of the shareholder's bank. You can stop investing through the Automatic Investment Plan by sending written notice to the Fund's Custodian and Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Plan is automatically terminated whenever a check is returned unhonored by the shareholder's bank. The shareholder is responsible for any charges incurred as a result of an unhonored transaction. If a shareholder can-cels the Low Minimum Initial Investment Plan before a one-year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,000. The Fund reserves the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details.

SYSTEMATIC WITHDRAWAL ACCOUNT--A shareholder who owns a Portfolio's shares with a current Net Asset Value of at least $10,000 may establish a Systematic With-drawal Account from which a fixed sum will be paid to him or a pre-designated third party at regular intervals. A Systematic Withdrawal Account may not be established for a shareholder who owns Portfolio shares for which certificates are outstanding until all share certificates have been surrendered. See the Ac-count Application for additional details.

INDIVIDUAL RETIREMENT ACCOUNTS--A Portfolio's shares may be purchased as in-vestments in Individual Retirement Accounts ("IRAs") and other retirement plans. Investment in a Portfolio's shares is subject to the conditions of the IRA and/or other retirement plan agreements. Investors should contact their IRA custodians to determine the eligibility of the Portfolio's shares as IRA or re-tirement plan investments. Individuals wishing to establish IRAs with the Fund's Custodian Bank may do so and purchase shares of a Portfolio with their IRA funds. Further details, including fees and charges imposed by the Custodi-an, are set forth in the IRA information material (account agreement, application, and disclosure statement) which is available from the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
The Portfolios may earn income from dividends and interest on their investments and may also realize capital gains from the sale of their assets. Each Portfo-lio intends to distribute substantially all its net investment income and any net realized taxable capital gains resulting from sales of the Portfolio's as-sets during the year. Dividends and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive them in cash. A cash election remains in effect until the shareholder notifies the Transfer Agent in writing to discontinue such election.

Each Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and thereby maintain exemption from Federal income tax to the extent it distributes its earnings. Except for those shareholders exempt from Federal income taxes, dividends and capital gain dis-tributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. Shareholders will be notified annually as to the Federal income tax status of dividends and capital gains distribu-tions. Such dividends and distributions may also be subject to state and local taxes. Long-term capital gain distributions are taxable as long-term capital gain regardless of how long the shareholder has held shares of the Portfolio. Long-term capital gain distributions are currently taxed at a maximum rate of 28% for individual shareholders. Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to a maximum marginal rate of 39.6% for individuals. Dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which declared.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a re-turn of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of in-vestment, though taxable as stated above.

Federal law requires each Portfolio to withhold 31% of dividends and/or redemp-tion proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct tax-payer identification number (in the case of individuals, a social security number) or has not certified that back-up withholding does not apply. Amounts withheld are applied to the shareholder's Federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold the ap-plicable tax treaty rate from dividends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts.

Shareholders are advised to consult their own tax advisers as to the tax conse-quences of owning shares of each Portfolio with respect to their respective circumstances.

THE CUSTODIAN AND TRANSFER AGENT
All securities and cash of the Portfolios are held by the Fund's custodian, In-vestors Fiduciary Trust Company, Kansas City, Missouri (the "Custodian"), and sub-custodians selected by the Custodian and approved by the Trustees. The Cus-todian is also the Fund's transfer agent (the "Transfer Agent"), which acts as a shareholder servicing, dividend disbursing and redemption agent for the Fund.

GENERAL INFORMATION
The Fund is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. Pursuant to the Fund's Agreement and Declaration of Trust ("Trust Agreement"), the Fund may issue an unlimited number of shares of beneficial interest in one or more se-ries of "Portfolios," all having no par value. Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and non-assess-able by the Fund when issued, are transferable without restriction and have no preemptive or conversion rights. As a Massachusetts business trust, the Fund is not required to hold annual shareholders' meetings. It will, however, hold spe-cial meetings as required or deemed desirable for such purposes as the election of or removal of trustees, changing fundamental policies or approving an in-vestment advisory contract. Special meetings of shareholders for actions requiring shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Fund or as may be required by applicable law.

Shareholders will vote in the aggregate, except when voting by individual Port-folio is required under the Investment Company Act of 1940 or when the Board of Trustees determines that voting by series is appropriate.

The Trust Agreement and the By-Laws of the Fund are designed to make the Fund similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held per-sonally liable for the obligations of the trust, which is not the case in a corporation. The Trust Agreement provides that shareholders shall not be sub-ject to any personal liability to any person extending credit to, contracting with or having any claims against the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provi-sion that the same is not binding upon the shareholders personally. Moreover, the Trust Agreement provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obliga-tions of the Fund, and the Fund will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141 or (800) 245-7311. All other inquiries regarding the Fund and/or either of the Portfolios should be directed to the Fund at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542 or (800) 323-6166.

--------------------------------------------------------------------------------
            LOGO THE
                 OBERWEIS
                 FUNDS
                                   PROSPECTUS

-------------------------------------

                                May 1, 1997
INVESTMENT ADVISER/MANAGER
Oberweis Asset Management, Inc.
951 Ice Cream Drive, Suite 200
North Aurora, Illinois 60542
1-800-323-6166

DISTRIBUTOR/SHAREHOLDER SERVICE AGENT

Oberweis Brokerage, Inc.

951 Ice Cream Drive, Suite 200

North Aurora, Illinois 60542

1-630-801-6000

CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
1-800-245-7311

COUNSEL
Vedder, Price, Kaufman & Kammholz

INDEPENDENT AUDITORS
Ernst & Young LLP

For more information about this Fund
or any of its Portfolios, simply call
our toll-free number:   1-800-323-6166

For information about an existing account, call Shareholder Services at 1-800-245-7311

Please read the prospectus carefully before investing or sending money.

LOGO

                      STATEMENT OF ADDITIONAL INFORMATION

                               THE OBERWEIS FUNDS
                         951 ICE CREAM DRIVE, SUITE 200
                          NORTH AURORA, ILLINOIS 60542
                                 (800) 323-6166

                               ----------------

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 1997. A copy of the Fund's Prospectus may be obtained by writing or calling the above address or phone number.

                               ----------------

  The date of this Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

Investment Objective, Policies and Restrictions.............................   2
Management of the Fund......................................................   6
Oberweis Asset Management, Inc..............................................   7
Distribution Plan and Agreement.............................................   9
Expenses Borne by the Portfolios............................................  11
Portfolio Transactions......................................................  12
Shareholder Voting Rights...................................................  15
Redemption of Shares........................................................  15
Shareholder Services........................................................  16
Determination of Net Asset Value............................................  16
Taxes.......................................................................  17
Calculation of Average Annual Total Return..................................  18
Additional Information......................................................  18
Independent Auditors' Report
Financial Statements

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

  The following information supplements the discussion of each Portfolio's investment objective and policies in the Fund's Prospectus under the heading "Investment Objective, Policies and Risks."

INVESTMENT OBJECTIVE

  The investment objective of each Portfolio is to maximize capital appreciation. Each Portfolio intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its investment adviser have a potential for above-average long-term growth in market value. The investment objective of each Portfolio is fundamental and, like all fundamental policies of a Portfolio, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of that Portfolio. As used in this Statement of Additional Information and in the Fund's Prospectus, "a majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the holders of more than 50% of the outstanding shares of the Portfolio, or (2) the holders of more than 67% of the shares of the Portfolio present if more than 50% of the outstanding shares of the Portfolio are present at a meeting in person or by proxy.

INVESTMENT RESTRICTIONS

  The policies set forth below are fundamental policies of each Portfolio and may not be changed without approval of a majority of that Portfolio's outstanding shares. A Portfolio individually may not:

    1. purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

    2. invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

    3. invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

    4. invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

    5. invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

    6. purchase or retain the securities of any issuer if (i) one or more officers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

    7. purchase, sell or invest in the securities of other investment companies;

    8. purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

    9. purchase, sell or invest in commodities or commodity contracts;

    10. purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets;

    11. issue senior securities;

    12. invest in companies for the purpose of exercising control or management;

    13. concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

    14. purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    15. make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

    16. participate on a joint or joint and several basis in any trading account in any securities;

    17. lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

    18. lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets;

    19. borrow money except from banks as a temporary measure for extraordinary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrowing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

    20. engage in the business of underwriting the securities of other issuers; or

    21. invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securities, the aggregate market value of which is limited to 50% of the Portfolio's net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

  The policies set forth below may be changed by the Fund's Board of Trustees, all such changes being subject to applicable law. A Portfolio individually may not:

      1. purchase, sell or invest in interests in oil, gas or other mineral leases; or

      2. purchase, sell or invest in limited partnership interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction.

OTHER RESTRICTIONS

  Other investment restrictions are set forth in the Fund's Prospectus and elsewhere in this Statement of Additional Information. In addition, each Portfolio will not invest more than 10% of its total assets in "restricted securities" (meaning securities the resale of which is legally or contractually restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

REPURCHASE AGREEMENTS

  Each Portfolio may enter into so-called "repurchase agreements," whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. In these transactions, the securities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Certain costs may be incurred by a Portfolio in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940, repurchase agreements may be considered loans by the Portfolio. Each Portfolio is subject to restrictions on entering into repurchase agreements in excess of 25% of the total assets and on investing more than 10% of its total assets in restricted securities, which includes repurchase agreements with maturities of seven days or more.

PURCHASING PUT AND CALL OPTIONS

  Each Portfolio will commit no more than 5% of its assets to premiums when purchasing put and call options. The Portfolios may enter into closing transactions, exercise their options or permit them to expire.

  The Portfolios may purchase put options on an underlying security owned by them. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time during the term of the option. While a Portfolio will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Portfolio deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

  Except as discussed below with respect to options on stock indices, each Portfolio has no current intention of purchasing put options at a time when the Portfolio does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Portfolio would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfolio would lose its entire investment in the put option (i.e., the entire premium paid by the Portfolio). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The Portfolios may also repurchase call options previously written on underlying securities they already own in order to preserve unrealized gains.

  The Portfolios may also purchase call and put options on stock indices ("stock index options") for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting a Portfolio's securities or securities the Portfolio intends to buy and may sell stock index options in related closing transactions.

  The principal uses of stock index options would be to provide a partial hedge for a portion of the Portfolios' investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Portfolios' investments, the Portfolios may be able to hedge their exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

  The Portfolios propose to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor's Index, the Major Market Index, or the Russell 2000 Index. The Portfolios would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund's investment adviser, with some significant volume.

  The Portfolios will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

  There are several risks in connection with the Portfolios' use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Portfolios. Successful use of stock index options by the Portfolios for hedging purposes is also subject to the Fund's adviser's ability to correctly predict movements in the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.

  The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange's or a clearing corporation's facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers' orders.

  Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the CBOE. Although the Portfolios intend to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

LENDING OF SECURITIES

  The Portfolios may lend their investment securities in an amount up to 30% of its total assets to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investments securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan or its collateral (which may include the Portfolio investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value.

ARBITRAGE

  The Portfolios have no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

                            MANAGEMENT OF THE FUND

  All of the Fund officers and one of its Trustees are employees and/or officers of Oberweis Asset Management, Inc. ("OAM"), the Fund's investment adviser and manager, and/or Oberweis Brokerage, Inc. ("Oberweis Brokerage"), the Fund's distributor and shareholder service agent. OAM is under common control with Oberweis Brokerage.

  James D. Oberweis, a Trustee and President of the Fund, is the President and a Director of OAM, and with his wife, Elaine M. Oberweis, and his children, is a controlling shareholder of OAM. Mr. Oberweis and members of his family own the majority of the outstanding shares of Oberweis Brokerage.

  The Trustees and officers of the Fund, their ages and their principal occupations during the past five (5) years are:

THOMAS J. BURKE, Trustee (65) **

143 South Lincoln Avenue, Aurora, Illinois 60505; President--Burke Medical Associates, 1968 to present; retired medical physician, practicing medical physician until November 1, 1995.

DOUGLAS P. HOFFMEYER, Trustee (49) **

620 Stetson, St. Charles, Illinois 60174; Vice President--Finance--Teltrend, Inc. (manufacturer of telecommunications equipment), October, 1986 to present.

JAMES D. OBERWEIS, Trustee and President (50) *

951 Ice Cream Drive, North Aurora, Illinois 60542; President and Director-- Oberweis Asset Management, Inc., September, 1994 to present; Investment Executive--Oberweis Brokerage, Inc., January, 1997 to present; Senior Vice President--The Chicago Corporation, October, 1994 to December, 1996; Senior Vice President--Alpha Source Asset Management, Inc., February, 1990 to October, 1994; Director of Fund Investments--Hamilton Investments, Inc., December, 1988 to October, 1994; President of the Fund, 1986 to present; Chairman of the Board of Oberweis Dairy, Inc.

EDWARD F. STREIT, Trustee (61) **

2000 West Galena, Aurora, Illinois 60506; licensed attorney in private practice, 1962 to present.


PATRICK B. JOYCE, Executive Vice President and Treasurer (37)

951 Ice Cream Drive, North Aurora, Illinois 60542; Executive Vice President, Secretary and Director--Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director--Oberweis Brokerage, Inc., September, 1996 to present; Administrator--The Chicago Corporation, October, 1994 to December, 1996; Vice President--Carr Asset Management, Inc./Indosuez Carr Futures, Inc., August, 1993 to September, 1994; Vice President of Operations and Assistant Treasurer--Selected Financial Services, Inc., September, 1989 to August, 1993.
--------
* "Interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
** Member of audit committee and nominating committee.

NOTE: In some cases a trustee or officer may have held different positions during the last five years with the employer or employers listed.

MARTIN L. YOKOSAWA, Vice President (36)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., September, 1994 to present; Vice President--Oberweis Brokerage, Inc., January, 1997 to present; Vice President--The Chicago Corporation, October, 1994 to December, 1996; Registered Representative-- Hamilton Investments, Inc., November, 1988 to October, 1994.

JAMES W. OBERWEIS, Vice President (22)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., May, 1996 to present and Portfolio Manager from December, 1995 to present; President and Director--Oberweis Brokerage, Inc., September, 1996 to present; Registered Representative--The Chicago Corporation, March, 1996 to December, 1996; Student--University of Illinois at Champaign-Urbana, August, 1991 to December, 1995.

SALLY A. JORDAN, Secretary (25)

951 Ice Cream Drive, North Aurora, Illinois 60542; Administrative Assistant-- Oberweis Brokerage, Inc., January, 1997 to present; Administrative Assistant-- The Chicago Corporation, June, 1996 to December, 1996; Office-Manager Home Re-Creations Ltd., January, 1995 to June, 1996; Account Manager--Tek Electronics, Inc., August, 1994 to January, 1995; Account Manager/Commercial Accounts-- Waste Management-West, November, 1992 to August, 1994.

  The Fund pays each Trustee of the Fund who is not also affiliated with OAM and/or Oberweis Brokerage for such services an annual fee of $1,000, plus $750 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

  The Fund reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Fund who are affiliated with OAM and/or Oberweis Brokerage and officers of the Fund will receive no compensation or reimbursement from the Fund for acting in those capacities. However, Trustees and officers of the Fund who are affiliated with OAM and/or Oberweis Brokerage may directly or indirectly benefit from fees or other remuneration received from the Fund by OAM and/or Oberweis Brokerage. Regular meetings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.

  The following table sets forth the compensation received by all trustees of the Fund for the fiscal year ended December 31, 1996.

                                           PENSION OR
                           AGGREGATE   RETIREMENT BENEFITS    ESTIMATED
                         COMPENSATION  ACCRUED AS PART OF  ANNUAL BENEFITS    TOTAL
   TRUSTEE               FROM THE FUND    FUND EXPENSES    UPON RETIREMENT COMPENSATION
   -------               ------------- ------------------- --------------- ------------
Thomas J. Burke.........    $3,500               0                 0          $3,500
Douglas P. Hoffmeyer....     3,500               0                 0           3,500
James D. Oberweis.......         0               0                 0               0
Edward F. Streit........     3,500               0                 0           3,500
Peter H. Wendell
 (resigned effective
 December 31, 1996).....         0               0                 0               0

  As of February 14, 1997, the officers and Trustees of the Fund as a group owned of record or beneficially 1.2%, 2.9% and 0.3% of the then outstanding shares of the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio, respectively.

                        OBERWEIS ASSET MANAGEMENT, INC.

  The Fund's investment adviser, since October 1, 1994, is Oberweis Asset Management, Inc. ("OAM"), an investment adviser based in North Aurora, Illinois. For additional details concerning OAM, see the Fund's Prospectus under the heading "Management of the Portfolios." Pursuant to a written contract between the Fund and OAM (the "Investment Advisory Agreement"), OAM is responsible for managing the investment and reinvestment of each Portfolio's assets, determining in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, providing the Fund with records concerning OAM's activities which the Fund is required to maintain under applicable law, and rendering regular reports to the

Fund's Trustees and officers concerning Portfolio responsibilities. OAM's investment advisory services to the Fund are all subject to the control of the Trustees, and must be in compliance with the investment objective, policies and restrictions set forth in the Fund's Prospectus and this Statement of Additional Information and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including Oberweis Brokerage, that may execute purchases and sales of the securities for the Portfolios. (See "Portfolio Transactions.")

  The investment adviser is obligated to pay the salaries and fees of any officers of the Fund as well as the Trustees of the Fund who are interested persons (as defined in the Investment Company Act of 1940) of the Fund, who are employed full time by the investment adviser to perform services for the Portfolio under the Investment Advisory Agreement.

  As compensation for its investment advisory services, the investment adviser receives from the Emerging Growth Portfolio at the end of each month a fee at an annual rate equal to .45% of the first $50 million of the average daily net assets of the Portfolio and .40% of the average daily net assets of the Portfolio in excess of $50 million, from the Micro-Cap Portfolio at the end of each month a fee at the annual rate of .60% of the average daily net assets of the Portfolio, and from the Mid-Cap Portfolio at the end of each month a fee at the annual rate of .40% of the average daily net assets of the Portfolio.

  For the years ended December 31, 1996 and 1995, the advisory fees incurred by the Emerging Growth Portfolio and payable to OAM were $747,719 and $487,816, respectively. The advisory fees incurred and payable to OAM were $96,759 for the period October 1, 1994 through December 31, 1994, and the advisory fees incurred by the Emerging Growth Portfolio and payable to Alpha Source were $297,924 for the period January 1, 1994 through September 30, 1994. For the year ended December 31, 1996, the advisory fees incurred by the Micro-Cap Portfolio and payable to OAM were $175,144. For the period September 15, 1996 through December 31, 1996, the advisory fees incurred by the Mid-Cap Portfolio and payable to OAM were $8,406. (See also "Expenses Borne by the Fund.")

  OAM also provides the Fund with non-investment advisory, management and administrative services pursuant to a written contract (the "Management Agreement"). OAM is responsible under the Management Agreement for providing the Fund with those management and administrative services which are reasonably necessary for conducting the business affairs of the Fund, with the exception of investment advisory services, and distribution of each Portfolio's shares and shareholder services, which are subject to the Fund's Rule 12b-1 Plan. (See "Rule 12b-1 Plan and Related Distribution and Shareholder Service Agreements.") In addition, OAM provides the Fund with office space and basic facilities for management of the Fund's affairs, and bookkeeping, accounting, record keeping and data processing facilities and services. OAM is responsible for preparing and updating the Fund's SEC and state registration statement and filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Fund for their services to the Fund as well as the Trustees of the Fund who are interested persons of the Fund. OAM also provides information and certain administrative services to shareholders of each Portfolio. These services include, among other things, transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders' account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Fund and their transactions with the Fund.

  For its services under the Management Agreement, OAM is paid by the Portfolios on a monthly basis an annual management fee equal to .40% of the average daily net assets of each Portfolio. OAM will bear all expenses in connection with the performance of its services to the Fund and each of the Portfolios under the Management Agreement. The Fund is responsible for all other expenses. See the Fund's Prospectus under the heading "Expenses of the Fund." However, the Management Agreement provides that OAM is obligated to reimburse the Portfolios for 100% of the amount by which the Portfolio's ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed either (i) the most restrictive expense limitation applicable to the Portfolio imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) the following amounts expressed as a percentage of the Portfolio's average daily net assets:

    2.0% of the first $25,000,000; plus
    1.8% of the next $25,000,000; plus
    1.6% of average daily net assets in excess of $50,000,000.

  Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. There is no state expense limitation applicable to the Portfolios which is currently more restrictive than that set forth above. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Fund's fiscal year, the aggregate amounts of reimbursement, if any, by the Manager to a Portfolio in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to the Manager. In no event will the Manager be required to reimburse a Portfolio in an amount exceeding its management and investment advisory fees, except to the extent required by applicable law. For the year ended December 31, 1996, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $722,720. For the year ended December 31, 1995, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $462,815 and pursuant to the expense limitation provisions of the Management Agreement, OAM during 1995 rebated $48,368 of such amount. For the period October 1, 1994 through December 31, 1994, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $90,458. For the period January 1, 1994 through September 30, 1994, the management fees incurred by the Emerging Growth Portfolio and paid to Hamilton Investments were $279,225. Neither Hamilton Investments nor OAM was required to reimburse the Emerging Growth Portfolio pursuant to the expense limitation for the year ended December 31, 1994. (See also "Expenses Borne by the Fund.")

  For the year ended December 31, 1996, the management fees incurred by the Micro-Cap Portfolio and paid to OAM were $116,763. For the period September 15, 1996 through December 31, 1996, the management fees incurred by the Mid-Cap Portfolio and paid to OAM were $8,406 and pursuant to the expense limitation provisions of the Management Agreement, OAM was required to rebate to the Portfolio $29,841.

                        DISTRIBUTION PLAN AND AGREEMENT

  As discussed in the Fund's Prospectus under the heading "Distribution of Shares," the Fund has adopted a Plan of Distribution (the "Distribution Plan") and a Distribution and Shareholder Service Agreement (the "Distribution Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively the "Plan and Agreement") under which the Fund compensates Oberweis Brokerage in connection with the distribution of each Portfolio's shares. Reference should be made to the Prospectus for details not provided below. Oberweis Brokerage will act as the primary distributor of each Portfolio's shares and as the primary shareholder servicing agent for each Portfolio. The Fund pays Oberweis Brokerage a monthly distribution and shareholder servicing fee at an annual rate of .25% of each Portfolio's average daily net assets and may also reimburse certain out of pocket costs incurred by Oberweis Brokerage for the Fund.

  Pursuant to the Plan and Agreement, Oberweis Brokerage has agreed, directly or through other firms, to advertise and promote the Fund and provide information and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares of the Fund as well as transmitting purchase orders to the Fund's Transfer Agent; transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Fund and their transactions with the Fund; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

  Oberweis Brokerage will be reimbursed by the Fund for certain out-of-pocket costs, if any, of providing certain services contemplated by the Distribution Agreement, which include the costs of postage, data entry, modification and printout, stationery, tax forms, and all other external forms or printed material that may be required for performance by Oberweis Brokerage of the services contemplated in the Distribution Agreement. Oberweis Brokerage proposes to compensate its account executives annually for servicing and administering a shareholder's account.

  The Plan and Agreement provides that Oberweis Brokerage may appoint various broker-dealer firms to assist in providing distribution services for the Fund, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Fund under related service agreements. To provide these services, these firms will furnish, among other things, office space and equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Portfolios' shares to Oberweis Brokerage in servicing accounts of such firms' clients who own shares of the Fund.

  The Glass-Steagall Act generally prohibits federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in Oberweis Brokerage's opinion it should not prohibit banks from being paid for shareholder servicing and record-keeping. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or a fund were prevented from continuing these arrangements, it is expected that other arrangements would be made for these services and that shareholders would not suffer adverse financial consequences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

  The Plan provides that the Fund's asset-based sales charges (as defined in the NASD's Conduct Rules) shall not exceed those permitted by Rule 2830 of the NASD's Conduct Rules. Further, as permitted by the NASD's Rules, the Emerging Growth Portfolio has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Portfolio since the Portfolio's inception.

  The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan and Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's investment. The 12b-1 expenses will also provide Oberweis Brokerage and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient services.

  As required by Rule 12b-1, the Plan, as amended, and Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Fund, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

  Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Fund, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Fund. The Plan may be terminated with respect to the Fund or a Portfolio at any time by (1) a vote of a majority of the Trustees who are not interested persons of the Fund, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of that Portfolio. The Distribution and Shareholder Service Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if assigned, as defined in the 1940 Act.

   For the year ended December 31, 1996, total 12b-1 fees paid by the Emerging Growth Portfolio to TCC, the Fund's Distributor during that period were $451,700. For the year ended December 31, 1995, total 12b-1 fees paid by the Emerging Growth Portfolio to TCC and OAM were $404,963 and $173,556, respectively. For the period October 1, 1994 through December 31, 1994, total 12b-1 fees paid by the Portfolio to TCC and OAM were $78,609 and $34,464, respectively. During the above noted time periods, TCC was appointed by the Fund to act as the principal distributor of the Emerging Growth Portfolio's shares pursuant to a Distribution Agreement dated October 1, 1994 between the Fund and TCC and OAM was appointed by the Fund to act as the Emerging Growth Portfolio's primary shareholder service agent pursuant to a Shareholder Service Agreement dated October 1, 1994 between the Fund and OAM. During that period, the Fund was authorized to pay an annual fee not to exceed .50% of the Emerging Growth Portfolio's average daily net assets for distribution and shareholder services provided to the Portfolio and from the total 12b-1 fees, TCC was paid fees for distribution services at an annual rate of .35% of the Portfolio's average daily net assets and OAM was paid fees for shareholder services at an annual rate of .15% of the Portfolio's average daily net assets. For the period January 1, 1994 through September 30, 1994 (the day the Fund ceased 12b-1 payments to Hamilton Investments), total 12b-1 fees paid by the Portfolio to Hamilton Investments were $349,031.

  For the 12 month period ended December 31, 1996, TCC paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $45,299 in sales promotion and literature expenses, $322,258 in service fees paid to brokers, $58,475 in salary expenses and employment services, $4,618 in telephone expenses, $27,447 in professional fees, and $803 in miscellaneous operating expenses. There was no reimbursement of out-of-pocket expenses for such period.

  For the year ended December 31, 1996, total 12b-1 fees paid by the Micro-Cap Portfolio to TCC were $72,977. For that period, TCC paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $6,467 in sales promotion and literature expense, $54,745 in service fees paid to brokers, $7,336 in salary expenses and employment services, $596 in telephone expenses, $4,006 in professional fees, and $140 in miscellaneous operating expenses. There was no reimbursement of out-of-pocket expenses for such period.

  For the period September 15, 1996 through December 31, 1996, total 12b-1 fees paid by the Mid-Cap Portfolio to TCC were $5,254. For that period, TCC paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $1,096 in sales promotion and literature expense, $4,737 in service fees paid to brokers, $867 in salary expenses and employment services, $45 in telephone expenses, $1,291 in professional fees, and $14 in miscellaneous operating expenses. There was no reimbursement of out-of-pocket expenses for such period.

                       EXPENSES BORNE BY THE PORTFOLIOS

  Other than those expenses payable by OAM and/or Oberweis Brokerage, the Portfolios will pay all of their expenses, including the following:

    (a) Federal, state and local or other governmental agency taxes or fees levied against the Fund.

    (b) Costs, including the interest expense, of borrowing money.

    (c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Portfolios.

    (d) Fees and expenses of the Trustees other than those who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund.

    (e) Expenses incident to holding meetings of the Fund's Shareholders, including proxy solicitations of the Fund or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

    (f) Fees and expenses in connection with legal services rendered to the Fund, the Board of Trustees of the Fund and duly appointed committees of the Board of Trustees of the Fund, including fees and expenses of special counsel to those Trustees who are not interested persons of the Fund, and litigation.

    (g) Audit and accounting expenses of the independent auditors.

    (h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

    (i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Fund and its Shares for distribution under federal, state and other laws.

    (j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

    (k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Fund.

    (l) Premiums for trustee's and officer's liability insurance and insurance carried by the Fund pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940, or otherwise required by law or deemed desirable by the Board of Trustees.

    (m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Fund may be a member.

    (n) Costs and expenses incurred for promotion or advertising of the Fund's Shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 and to the extent that such Plan may from time to time provide.

    (o) Expenses related to issuance or redemption of the Portfolios' shares.

  For the fiscal year ended December 31, 1996, total expenses incurred by the Emerging Growth Portfolio and the Micro-Cap Portfolio were $2,672,362 and $566,510, respectively, and the ratio of such total expenses to the Portfolio's average net asset value was 1.48% and 1.94%, respectively. For the 3 1/2 month period ended December 31, 1996, total expenses incurred by the Mid-Cap Portfolio were $71,872 and the ratio of and total expenses to the Portfolio's average net asset value was $3.42%.

                            PORTFOLIO TRANSACTIONS

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund's Portfolios are made by OAM. Actual portfolio turnover may vary considerably from year to year. However, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, less than 30% of the Fund's gross income may be derived from the sale or other disposition of stock or securities held for less than three months.

  OAM is authorized to place orders for securities with various broker-dealers, including Oberweis Brokerage, subject to the requirements of applicable laws and regulations. OAM may place a significant portion of the Portfolios' agency orders with Oberweis Brokerage, as it believes by so doing a Portfolio is able to achieve more control over and better execution of its orders. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Portfolio, so long as it determines in good faith that the broker-dealer's commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Portfolio, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Portfolio, as to which it offers advice or exercises investment discretion.

  OAM, with the prior consent of the Fund's Trustees, may place orders with affiliated persons of OAM, Oberweis Brokerage or the Fund subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the Investment Company Act of 1940 and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Fund with respect thereto. The Fund has been advised by OAM that it may place orders for securities with Oberweis Brokerage, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Fund's Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the Investment Company Act of 1940 and Rule 17a-7 thereunder and other applicable laws or regulations,
(ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Fund with respect thereto.

  OAM has agreed to furnish certain information quarterly to the Fund's Trustees to enable them to evaluate the quality of execution and cost of all orders executed by Oberweis Brokerage. The Fund requires that OAM, as investment adviser, record and furnish to the Fund quarterly the following information:

 (A) Exchange Transactions

  A listing showing for each transaction executed by Oberweis Brokerage for the Portfolios during the month, in time sequence, the date of the transaction, the price, the commission, the exchange where executed, the security and the number of shares.

 (B) Over-the-Counter Transactions

  A listing showing for each transaction executed by Oberweis Brokerage for the Portfolios during the month, in time sequence, the date of execution, the price, the best bid and ask at the time, the commission for the transaction, the security and the number of shares.

 (C) Transactions Through Other Brokers

  A list of all transactions during each quarter through other brokers, showing the price and commission for the transaction, and a summary of commission charges by all other brokers executing transactions for the Portfolios.

  A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Portfolios. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Fund and is responsible for managing the investment and reinvestment of the Portfolios' assets and determining the securities to be purchased and sold, it is believed by the Fund's management to be in the interests of the Fund for OAM, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Fund might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM's accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

  OAM may also enter into written agreements with non-affiliated broker-dealers that provide it with research services or products whereby OAM agrees to pay the broker-dealer a fixed dollar amount for such services or products or, at the option of OAM, all or part of the fee may be offset by commissions on securities orders placed by OAM for its advisory accounts, including the Fund, with the broker-dealer at a pre-determined rate of commission dollars in lieu of cash. To the extent the commissions are insufficient to pay the amount owed to the broker-dealer, OAM would be obligated at the end of the contract period to pay the balance owed in cash.

  Transactions of the Portfolios in the over-the-counter market and the third market may be executed for the Portfolios by Oberweis Brokerage as agent with primary market makers acting as principal, except where OAM believes that better prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasionally, the Portfolios may make purchases of underwritten issues at prices which include underwriting discount fees.

  OAM may place orders with broker-dealers other than Oberweis Brokerage that sell shares of the Fund, provided the price and execution are reasonably believed to be comparable with other nonaffiliated broker-dealers. OAM and the Fund's Board of Trustees review quarterly the Portfolios' brokerage transactions for execution and services furnished.

  For the year ended December 31, 1996, the total brokerage commissions paid by the Emerging Growth Portfolio was $198,976, of which 5.9% or $11,773, was paid to TCC, the Fund's Distributor during that period. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $62,507,939. Eight percent (8%), or $4,832,694, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $187,935,883.

  For the year ended December 31, 1996, the total brokerage commissions paid by the Micro-Cap Portfolio was $42,065, of which 4.0% or $1,695, was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $12,872,463. Five percent (5%), or $668,820, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $53,097,245.

  For the period September 15, 1996 through December 31, 1996, the total brokerage commissions paid by the Mid-Cap Portfolio was $5,958, of which none was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $5,260,537. The total amount of principal transactions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $2,721,374.

  For the year ended December 31, 1995, the total brokerage commissions paid by the Emerging Growth Portfolio was $167,622, of which 21% or $35,200, was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $61,677,640. Thirty-one percent (31%), or $19,217,364, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Portfolio for the year ended December 31, 1995, for which no commission was incurred, was $134,221,527.

  For the period October 1, 1994 through December 31, 1994, the total brokerage commissions paid by the Emerging Growth Portfolio was $17,248, of which 49%, or $8,463, was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $10,765,934. Forty-four percent (44%), or $4,718,944, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Portfolio for the year ended December 31, 1994, for which no commission was incurred, was $95,896,610. For the period January 1, 1994 through September 30, 1994, the total brokerage commissions paid by the Emerging Growth Portfolio was $79,554, of which 35%, or $27,659, was paid to Hamilton Investments. The total amount of securities transactions on which the Portfolio paid brokerage commission during such period was $27,827,404. Thirty-six percent (36%), or $10,032,294, of the securities transactions on which the Portfolio paid brokerage commissions were effected through Hamilton Investments.

                           SHAREHOLDER VOTING RIGHTS

  Reference should be made to the Prospectus under the heading "General Information" for a description of certain shareholder rights and information concerning the shares of the Portfolios. As a general rule, the Fund is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Fund or as may be required by applicable law. Under the Declaration of Trust, shareholders are entitled to vote in connection with following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the Investment Company Act of 1940; (3) with respect to any termination or reorganization of the Portfolios to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Fund as may be required by law, the Declaration of Trust, the By-Laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any portfolio of the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

                             REDEMPTION OF SHARES

  Reference should be made to the Fund's Prospectus under the heading "How to Redeem Shares" for other information concerning redemption of the shares of a Portfolio. The Fund may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the New York Stock Exchange is closed, other than weekend and holiday closings, or the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted; (b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practical for a Portfolio to sell the investment securities or to calculate their Net Asset Value; or (c) the Securities and Exchange Commission permits such suspension for the protection of Portfolio's shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the Net Asset Value of his shares existing after termination of the suspension.

  Although it is the Fund's present policy to make payment of redemption proceeds in cash, if the Fund's Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Portfolios, subject to the limitation that, pursuant to an election under Rule 18f-1 under the Investment Company Act of 1940, each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the New York Stock Exchange on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities.

                             SHAREHOLDER SERVICES

  The Fund's Prospectus under the headings "How to Purchase Shares," "How to Redeem Shares" and "Shareholder Services" describes information in addition to that set forth below. When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accordance with the Fund's Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

  A Portfolio will generally not issue certificates for its shares, except that certificates for full amounts will be issued upon a shareholder's written request to the Transfer Agent. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued. Certain of the functions performed by the Fund in connection with the operation of the accounts described above have been delegated by the Fund to its Transfer Agent.

  In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described in the Fund's Prospectus. Applications and information about any shareholder services may be obtained from OAM.

                       DETERMINATION OF NET ASSET VALUE

  See the Fund's Prospectus under the headings "How to Purchase Shares" and "Net Asset Value," for descriptions of certain details concerning the determination of Net Asset Value. The Net Asset Value of the shares of the Portfolios are computed once daily, as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange, on each day the New York Stock Exchange is open for trading. All securities in the Portfolios other than options are priced as of the close of trading on the New York Stock Exchange. The options in the Portfolios are priced as of the close of trading on the Chicago Board Options Exchange. The Net Asset Value per share is computed by dividing the value of the Portfolio's securities plus all other assets minus all liabilities by the total number of Portfolio shares outstanding. In valuing the Portfolio's securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the New York Stock Exchange, except for options which are based on the close of the Chicago Board Options Exchange. If there has been no sale on such day, the last reported bid price is used. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the New York Stock Exchange determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

                                     TAXES

  As stated in the Fund's Prospectus under the heading "Dividends, Distributions and Tax Status" each of the Portfolios has elected to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Portfolio will not be liable for Federal income taxes to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. Each of the Portfolios will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, gains from the sale or other distribution of securities or foreign currencies, and certain other investment income including gain from options, futures or forward contracts; (b) derives less than 30% of its gross income from the sale or other disposition of securities it has held for less than three months; (c) invests in securities that satisfy certain diversification requirements; and (d) distributes at least 90% of its net investment income and net short-term capital gains to its shareholders each year. A Portfolio may be limited in its options transactions in order to comply with these rules.

  Except for those shareholders exempt from Federal income taxes, dividends and capital gains distributions are taxable to shareholders for purposes of the Federal income tax, whether paid in cash or reinvested in additional shares of the Portfolio. Dividends from net investment income are taxable to non-exempt shareholders as ordinary income for Federal income tax purposes. For corporate shareholders, such income dividends may be eligible for the deduction for dividends received from domestic corporations. Distribution of long-term capital gains are taxable to non-exempt shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Portfolio. Short-term capital gain distributions are taxable to non-exempt shareholders as ordinary income. Losses incurred by such shareholders on the redemption of shares of a Portfolio held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Portfolio with respect to such shares. Shareholders will be notified annually as to the Federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

  Income dividends are taxed as ordinary income at rates up to a maximum of 39.6% for individuals. Long-term capital gain distributions are taxable at a maximum rate of 28% for individual shareholders and at the same rate as ordinary income for corporate shareholders.

  In order to avoid an excise tax on undistributed amounts, each Portfolio must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its net investment income for the calendar year plus 98% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. Each Portfolio intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid the 4% excise tax.

  Federal law requires the Fund to withhold 31% from dividends and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number (in the case of individuals, a social security number) or has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's Federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate from dividends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations in effect on the date of the Fund's Prospectus and this Statement of Additional Information, which provisions are subject to change by legislative or administrative action. Investors are advised to consult their own tax advisers regarding the tax consequences of an investment in the Portfolios. Shareholders are likewise advised to consult their own tax advisers regarding specific questions as to state or local taxes.

                  CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

  Average annual total return measures both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio. A Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission, as follows:

    P(1+T)n=ERV

    Where P=a hypothetical initial payment of $1,000

    T=average annual total return

    n=            number of years
    ERV=          ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period
                  (or fractional portion thereof)

                            ADDITIONAL INFORMATION

CUSTODIAN AND TRANSFER AGENT

  The Custodian for the Fund is Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141, a national bank organized under the laws of the United States. The Fund has authorized the Custodian to deposit certain securities of the Portfolios in central depository systems as permitted by federal law. The Portfolios may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. The Custodian is also the Fund's Transfer Agent and acts as dividend disbursing agent.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

  Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and prepares the Fund's income tax returns, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.

  Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

COUNSEL

  Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Fund.

OTHER INFORMATION

  The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement, which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

 PRESIDENT'S LETTER



Dear Oberweis Funds Shareholder:

The surprisingly strong returns of this past year once again underscore the old Wall Street adage "the Market tends to do what we least expect." After an exceptionally strong 1995 (Emerging Growth up 42.6%, S&P 500 up 37.6%, and the Russell 2000 up 28.4%) I expected only single digit gains (or worse) in 1996. Instead, we Emerging Growth Portfolio shareholders were treated to a 22.5% return in 1996. Micro-Cap Portfolio shareholders who bought at the beginning of the year, when Micro-Cap began operations, were treated to a 22.8% return, though if you bought later in the year, returns were not as good. In fact, demand for the Micro-Cap Portfolio shares was so strong that we had to close the fund in May to new shareholders which, in hindsight, may have been good since small growth stocks generally did not do well during the second half of the year. It was reopened in November, but will close again when assets reach $60 million. The Mid-Cap Portfolio started operations on September 15 and generally outperformed Micro-Cap and Emerging Growth during the last three and a half months of the year, gaining 2.9%. Last year's surprisingly strong market reemphasizes the importance of long term investing and staying fully invested at all times so as not to miss these big gains when they occur.

As you know, our funds invest only in rapidly growing companies, generally companies growing both in revenues and earnings at a rate in excess of 30%. In fact, at the end of the year, the average growth rate for earnings in the most recently reported quarter was nearly 70% for Emerging Growth, nearly 60% for Micro-Cap, and nearly 90% for Mid-Cap. Revenue growth rates for the same period were 110% for Emerging Growth, 72% for Micro-Cap, and 84% for Mid-Cap. Thus these are very unusual companies that we are buying for all three portfolios. We also try to buy them as cheaply as we possibly can, based on a ratio of their PE to growth rate. We try never to pay a PE greater than half the growth rate, though for the larger Mid-Cap companies, we sometimes have to pay a little higher PE. This means that if a company is growing at 60% a year, we are willing to pay a PE of up to 30, based on our earnings estimate for the next year. But if a company is growing at only 40%, we don't want to pay a PE greater than 20. At times (like the first five months of last year) that strategy works wonderfully well. At other times such as the last seven months of last year, it doesn't work as well. But over five to ten year periods, the ups and downs of the strategy tend to even out and produce above average market returns, as they have for the last ten years of the Emerging Growth Portfolio, though obviously there are no guarantees that it will continue to work as well in the future.

The Emerging Growth Portfolio generally invests in relatively small companies, typically companies with a market cap between $100 million and $1 billion. The Micro-Cap portfolio generally invests in companies with even smaller market caps at the time of purchase, while the Mid-Cap generally invests in companies with larger market caps, usually between $1 and $5 billion, though those ranges are somewhat flexible, depending on overall market levels and which portfolio has cash available at any given time.

A money market fund is now available for your convenience should you choose to temporarily switch out of our funds, but I must emphasize that I believe that attempting to switch in or out of our funds in an attempt to time the market is an unwise investment choice. I suggest diversifying your investment dollars among our three funds and other investments which you deem appropriate for your risk tolerance, and then staying with those investments for at least a five to ten year period or until your investment needs change.

Finally, I would again like to sincerely thank you for investing with me in our funds. Share prices can be quite volatile on a day-to-day basis, but over the long run, accepting that volatility should produce reasonable rewards. If you have any questions about your account, please call shareholder services at 800-245-7311 between 8:00 AM and 5:00 PM central time, Monday through Friday. If you have any questions about the fund's portfolios or investment policies, please feel free to call me or any of our three portfolio managers, Martin Yokosawa, my son Jim Oberweis, or Jane Snorek, C.F.A., our new director of research. We're usually available from 7:30 AM until 6:00 PM during the week and from 9:30 until noon on Saturday. If you are in the Chicago area, we would be glad to have you visit our new office at 951 Ice Cream Drive in North Aurora, Illinois. We're located on the East-West Tollway (I-88) at Randall Road (take the Route 31 exit). You might even get to try some of the world's best ice cream.

              Sincerely,

              LOGO
              James D. Oberweis
              President

 MANAGEMENT DISCUSSION AND ANALYSIS

The Oberweis Emerging Growth Portfolio is positioned to take advantage of the long-term price appreciation that occurs when the market places an appropriately high value on the fast growing companies. The market for such companies was particularly strong during the first five months of 1996 but relatively weak during the last seven months of the year. Nevertheless, both the Micro-Cap Portfolio and the Emerging Growth Portfolio had strong years with gains of 22.8% and 22.5% respectively. These results were well ahead of the 16.4% increase achieved by the small-cap oriented Russell 2000 Index and comfortably ahead of the 22.3% return of the S&P 500 indexed funds and the 19.5% average return of all equity funds. Most of the gains, however, occurred during the first half of the year. In fact, the Micro-Cap Portfolio showed a decline during the second half of the year. The Emerging Growth Portfolio's one-year, five-year and life-of-Portfolio returns are all substantially above the Russell 2000 Index, the NASDAQ Composite, and most other broad stock market averages. The Mid-Cap Portfolio began operations on September 15, 1996, and gained 2.9% during the last 3 1/2 months of the year, a relatively difficult period for small growth stocks. We continue to believe that investing in rapidly growing companies using our "octagon" criteria will produce above average long term investment results, though, of course, there are no guarantees. Continued strong earning growth in 1996 tended to cause investors to increase the price they were willing to pay for each $1 of corporate earnings, pushing stock prices sharply higher. The relatively strong performance of the stocks of large blue-chip companies in 1996 was a result of large sums of money moving quickly into equity mutual funds. Portfolio Managers tended to move these funds into large, liquid stocks, driving those stocks even higher.

The Portfolio's performance was helped by a continuing reduction in expenses. In 1996 the Emerging Growth Portfolio's expense ratio declined to 1.48% from 1.73% in 1995, and from 1.78% in 1994. The Micro-Cap Portfolio had a 1.94% expense ratio for its first year and the Mid-Cap Portfolio had a 2% expense ratio after reimbursement. Those ratios should decline if the fund sizes increase significantly in 1997. The Portfolios are not specifically committed to a "Growth" style of investing, where stocks are purchased (regardless of their price) based on the manager's expectation of growing earnings. Nor are the Portfolios subject to "momentum" style of investing where the stock are purchased solely because they are moving up in price. Typically, the Portfolios seek to buy companies whose revenues and earnings are growing at a rate in excess of 30% per annum, and whose shares sell at a PE not greater than one-half of the company's rate of growth. This strategy combines the best features of growth and value investing. Historically, most of the companies identified by this strategy are smaller than the median New York Stock Exchange-listed company, although there are notable exceptions. A majority of portfolio companies have generally been traded over-the-counter. Portfolio turnover in 1996 was a relatively low 64%, down slightly from 1995's 79% for the Emerging Growth and 70% and 21% respectively for Micro-Cap and Mid-Cap.

-------------------------------------------------------------------------------

                        AVERAGE ANNUAL RETURNS (1)

                     PERIODS ENDED DECEMBER 31, 1996

                                      1     5   SINCE INCEPTION
                                    YEAR  YEAR     (1/7/87)
---------------------------------------------------------------
Oberweis Emerging Growth Portfolio  22.5% 16.0%      16.9%
Standard & Poor's 500               23.0% 15.2%      14.7%
Russell 2000 Index                  16.4% 15.7%      11.7%

                                     LOGO

 MANAGEMENT DISCUSSION AND ANALYSIS

                        AVERAGE ANNUAL RETURNS (1)

                      PERIOD ENDED DECEMBER 31, 1996

                              SINCE INCEPTION
                                 (1/1/96)
---------------------------------------------
Oberweis Micro-Cap Portfolio       22.8%
Standard & Poor's 500              23.0%
Russell 2000 Index                 16.4%

                                   LOGO

--------------------------------------------------------------------------------

                        AVERAGE ANNUAL RETURNS (1)

                      PERIOD ENDED DECEMBER 31, 1996

                                 SINCE INCEPTION
                                    (9/15/96)
------------------------------------------------
Oberweis Mid-Cap Portfolio            2.9%
Standard & Poor's Mid-Cap Index       7.5%

                                   LOGO

(1) Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Results include the reinvestment of all dividends and capital gains distributions. The Standard & Poor's Indicies are unmanaged indicies generally representative of the U.S. stock market. The Russell 2000 Index is an unmanaged index consisting of 2000 small cap securities with an average market capitalization of approximately $255 million. A sales load of 4% was charged on the Oberweis Emerging Growth Portfolio until December 31, 1991 and is not reflected in the total return figures or graph above.

OBERWEIS EMERGING GROWTH PORTFOLIO

 PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996 (value in thousands)

 Equity Securities - 98.7%

 Shares    Company (Closing Price)                      Value
           AEROSPACE--0.2%
    36,900 UNC, Inc. @12.000                           $    443
           CHEMICALS--SPECIALTY--2.2%
    15,000 *MacDermid, Inc. @27.500                         412
 **100,000 Zoltek Companies, Inc. @36.375                 3,637
                                                          4,049
           COMMERCIAL SERVICES--4.1%
    18,500 Abacus Direct Corp. @18.750                      347
  **30,000 Apac Teleservices, Inc. @38.375                1,151
    30,000 Donnelly Enterprise Sol @24.500                  735
  **60,000 Employee Solutions, Inc. @20.500               1,230
    30,000 Investment Technology Group @19.250              577
     5,000 Lason, Inc. @20.500                              103
    50,000 NCO Group, Inc. @16.875                          844
    28,000 Precision Response Corp. @35.125                 983
    46,500 RTW, Inc. @18.375                                854
    49,100 Visage Technologies, Inc. @14.500                712
                                                          7,536
           COMPUTER--GRAPHICS--1.2%
   100,000 3D Labs, Inc. Ltd. @23.000                     2,300
           COMPUTER--INTEGRATED SYSTEMS--2.2%
 **130,500 Brooktrout Technology, Inc. @28.000            3,654
    10,000 *Jack Henry & Associates @35.750                 358
                                                          4,012
           COMPUTER--LOCAL NETWORKS--2.3%
     6,000 Ascend Communications, Inc. @62.125              373
   120,000 Ace Comm Corp. @15.000                         1,800
    70,000 Larscom, Inc. CL A @11.375                       796
    27,000 Wandel & Golterman
           Technology @29.250                               790
    15,000 Xlconnect Solutions, Inc. @28.750                431
                                                          4,190
           COMPUTER--MEMORY DEVICES--2.7%
  **20,000 Network Appliance, Inc. @50.875                1,017
   160,000 Silicon Storage Technologies, Inc. @4.875        780
   130,000 Smart Modular Technologies,
           Inc. @25.125                                   3,266
                                                          5,063
           COMPUTER--PERIPHERALS--4.6%
   110,000 Eltron International, Inc. @20.125             2,214
   132,000 Mylex Corp. @12.500                            1,650
    50,000 Splash Tech Holdings, Inc. @21.500             1,075
  **50,000 *U.S. Robotics Corporation @72.000             3,600
                                                          8,539

 Shares    Company (Closing Price)                   Value
           COMPUTER--SERVICES--1.3%
    20,000 Cotelligent Group, Inc. @24.125          $    482
    20,000 E-Trade Group, Inc. @11.500                   230
    70,000 Ozemail LTD--ADR @8.500                       595
    25,000 Renaissance Solutions, Inc. @44.750         1,119
                                                       2,426
           COMPUTER--SOFTWARE--15.5%
 **100,000 Applix, Inc. @21.875                        2,187
  **30,000 Aspen Technology, Inc. @80.250              2,408
  **20,500 Citrix Sysytems, Inc. @39.062                 801
    50,000 Elcom International, Inc. @7.875              394
  **40,000 Electronics for Imaging @82.250             3,290
     5,000 Enterprise Systems, Inc. @23.500              117
    30,000 Hummingbird Communication @28.375             851
    80,000 I A Corporations @5.875                       470
    30,000 Legato Systems, Inc. @32.625                  979
    20,000 Lightnridge, Inc. @8.562                      171
  **16,800 Mcafee Associates, Inc. @44.000               739
    20,000 Memco Software, Ltd. @17.625                  352
    17,000 Natural Microsystems Corp. @31.500            535
    40,000 Periphonics Corporation @29.250             1,170
   100,000 Physician Computer Network @8.500             850
    25,000 Project Software & Development @42.375      1,059
    30,000 Raptor Sysytems, Inc. @20.125                 604
    52,500 Remedy Corp. @53.750                        2,822
    40,000 SQA, Inc. @33.250                           1,330
    25,500 Scopus Technology, Inc. @46.500             1,186
    60,000 Simulation Sciences, Inc. @14.875             893
    30,000 Structural Dynamic Research @20.000           600
    30,000 Summit Design, Inc. @10.250                   307
    10,000 Systemsoft Corp. @14.875                      149
    85,000 Technomatix Technologies, Inc. @26.500      2,252
    25,600 Unison Software, Inc. @26.750                 685
  **30,000 Veritas Software Corp. @49.750              1,493
                                                      28,694
           DIVERSIFIED OPERATIONS--0.3%
    50,000 Griffon Corporation @12.250                   612
           DRUGS--1.3%
    20,000 Biovail Corp. International @25.625           512
  **40,000 Dura Pharmaceuticals, Inc. @47.750          1,910
                                                       2,422
           ELECTRICAL & ELECTRONIC EQUIPMENT--0.6%
    47,500 Proxim, Inc. @23.000                        1,093

See notes to Portfolio of Investments.

 Shares    Company (Closing Price)                    Value
           ELECTRONICS--COMPONENTS/
           SEMICONDUCTORS--9.5%
  **60,000 Atmel Corp. @33.125                       $  1,988
  **60,000 DSP Communications, Inc. @19.375             1,162
    15,000 DuPont Photomask, Inc. @45.375                 681
  **72,000 ESS Technology @28.125                       2,025
  **53,000 ETEC Systems, Inc. @38.250                   2,027
    70,000 Flextronics International, Ltd. @27.750      1,942
   112,000 IKOS Systems @20.000                         2,240
    50,000 Quickturn Design Systems @20.500             1,025
    50,000 Speedfam International, Inc. @28.500         1,425
   110,000 Supertex, Inc. @13.125                       1,444
  **20,000 Uniphase Corp. @52.500                       1,050
    36,500 Zoran Corp. @18.000                            657
                                                       17,666
           ELECTRONICS--LASER SYSTEMS/
           COMPONENTS--1.9%
    40,000 *American Precision Industry @20.000           800
    15,000 Chicago Miniature Lamp,Inc. @41.500            623
    10,000 Coherent, Inc. @42.250                         422
    35,000 Cymer, Inc. @48.125                          1,684
                                                        3,529
           ELECTRONICS--MEASURING EQUIPMENT--0.5%
    50,000 Integrated Measurement, Inc. @17.375           869
           ELECTRONICS--MISCELLANEOUS
           COMPONENTS--3.7%
    10,000 Peerles Systems Corp. @17.000                  170
    50,000 Powerwave Technologies, Inc. @14.625           731
    25,000 Radisys Corp. @48.750                        1,219
    50,000 Sawtech, Inc. @39.625                        1,981
    20,000 *Technitrol, Inc. @38.375                      768
   260,000 WPI Group, Inc. @7.625                       1,982
                                                        6,851
           FINANCIAL--BUSINESS SERVICES--1.9%
   125,000 Advance Paradigm, Inc. @20.750               2,594
    16,500 Claremont Technology Group @26.250             433
     7,500 Intelligroup, Inc. @11.000                      83
    20,000 Nova Corp. @22.125                             443
                                                        3,553
           FINANCIAL--CONSUMER LOANS--0.8%
    44,000 Olympic Financial, Ltd. @14.375                632
    10,000 Southern Pacific Funding @31.125               311
    15,000 Texas Regional Bancshare @34.000               510
                                                        1,453

 Shares       Company (Closing Price)                 Value
              FOOD--MISCELLANEOUS--0.8%
    10,000    Jutrzenka @18.825                      $    188
   165,000    Unimark Group, Inc. @7.750                1,279
                                                        1,467
              HEALTH MAINTENANCE ORGANIZATION--0.3%
    15,000    Compdent Corp. @35.250                      529
              LEISURE & RECREATION PRODUCTS--3.0%
    50,000    IMAX Corp. @31.000                        1,550
   101,250    Regal Cinemas, Inc. @30.750               3,113
    50,000    Suburban Lodges of America @16.000          800
                                                        5,463
              MACHINERY--3.7%
    26,000    *Chart Industries, Inc. @17.125             445
    20,000    *D.T. Industries, Inc. @35.000              700
   300,000    *JLG Industries @16.000                   4,800
    20,000    PRI Automation, Inc. @45.500                910
                                                        6,855
              MEDICAL EQUIPMENT & SUPPLIES--2.5%
    60,000    ESC Medical Systems, Ltd. @25.500         1,530
    22,500    Parexel International Corp. @51.625       1,162
    52,500    Qiagen NA @25.750                         1,352
    10,000    Quintiles Transnational @66.250             663
                                                        4,707
              MEDICAL--NURSING HOMES/
              OUTPATIENT CARE--4.0%
    37,500    American Homepatient, Inc. @27.250        1,022
    10,000    American Medical Response @32.500           325
   125,630    FPA Medical Management, Inc. @22.375      2,811
    30,000    National Surgery Centers @38.000          1,140
   120,000    Prime Medical Services, Inc. @10.875      1,305
     5,060    Retirement Care Associates,
              Inc. PH @8.250                               42
   101,194(a) Retirement Care Associates,
              Inc. RS @7.260                              735
                                                        7,380
              MEDICAL--RESEARCH--0.7%
   100,000    Bio-Technology General @13.125            1,312
              METAL PRODUCTS/FABRICATION--2.2%
    20,000    *Kaydon Corp. @47.125                       943
    99,900    Oregon Metallurgical, Inc. @32.250        3,222
                                                        4,165

See notes to Portfolio of Investments.

 Shares    Company (Closing Price)                        Value
           MISCELLANEOUS--0.5%
    20,000 MPP Certificates @49.679                      $    994
           OIL & GAS--4.0%
    70,000 Basic Petroleum International, Ltd. @33.000      2,310
    30,000 Belco Oil & Gas Corp. @27.375                      821
  **15,000 Chesapeake Energy Corp. @55.625                    834
   100,000 Marine Drilling Company, Inc. @19.687            1,969
    30,000 *Noble Affiliates, Inc. @47.875                  1,436
                                                            7,370
           REAL ESTATE OPERATIONS--0.2%
    16,900 Fairfield Communities @24.750                      418
           RESTAURANTS--7.8%
    15,000 Dave & Buster's, Inc. @20.125                      302
    30,000 Einstein/Noah Bagel Corp. @29.750                  892
   280,000 Logan's Roadhouse, Inc. @23.500                  6,580
   120,000 Lone Star Steakhouse &
           Saloon, Inc. @26.750                             3,210
    30,000 Outback Steakhouse, Inc. @26.750                   803
    45,000 Papa John's International,
           Inc. @33.750                                     1,519
    29,400 Quality Dining, Inc. @17.875                       526
    30,000 Rainforest Cafe, Inc. @23.500                      705
                                                           14,537
           RETAIL--APPAREL--2.6%
    32,000 Delia's, Inc. @19.875                              636
   100,000 Gadzooks, Inc. @18.250                           1,825
    45,000 Just for Feet, Inc. @26.250                      1,181
    20,000 Pacific Sunwear of CA,
           Inc. @25.750                                       515
    30,000 The Finish Line @21.125                            634
                                                            4,791
           RETAIL MISCELLANEOUS--0.2%
    10,000 Global Direct Mail Corp. @43.625                   436
           RETAIL/WHOLESALE--COMPUTERS--1.9%
    10,000 Computerland @24.752                               248
    91,100 En Pointe Technologies, Inc. @9.750                888
    50,000 Pomeroy Computer
           Resources @36.750                                1,838
    20,000 Insight Enterprises, Inc. @28.000                  560
                                                            3,534
           SOAP & CLEANING PREPARATIONS--0.7%
    30,000 USA Detergents, Inc. @41.625                     1,249

 Shares        Company (Closing Price)                  Value
               TELECOMMUNICATIONS--6.5%
    100,000    Anicom, Inc. @9.250                     $    925
     20,000    International Telecomm Data
               Systems @24.250                              485
   **90,000    MRV Communications, Inc. @21.750           1,957
    100,000    Mastec, Inc. @53.000                       5,300
   **35,000    P-Com, Inc. @29.625                        1,037
     30,000    Polycom, Inc. @4.875                         146
     17,000    Premiere Technologies, Inc. @25.000          425
   **16,500    Premisys Communications, Ltd. @33.750        557
     40,000    Teledata Communications, Ltd. @23.000        920
     10,000    Tessco Technologies, Inc. @36.750            368
                                                         12,120
               TRUCKING--0.3%
     25,000    Knight Transportation, Inc. @19.000          475
               TOTAL EQUITY SECURITIES
               (COST: $124,279,000)                     183,102

 Convertible Debt Obligations - 3.3%
 Face Amount                                            Value
               FINANCE--CONSUMER LOANS--0.5%
 $  800,000    *Cityscape Financial, Inc.
               6.00% due 12-15-03 @104.000             $    832
               MEDICAL--MANAGEMENT SERVICES--0.8%
  1,500,000    *Complete Management, Inc.
               8.00% due 12-15-03 @100.000                1,500
               MEDICAL--NURSING HOMES--0.5%
  1,000,000    *Theratx, Inc.
               8.00% due 2-1-02 @91.500                     915
               POLLUTION CONTROL--0.0%
    580,000(a) Growth Environmental, Inc.
               9.00% due 4-30-97 @0.000                      --
               RESTAURANTS--0.7%
  1,250,000    *Hometown Buffet, Inc.
               7.00% due 12-1-02 @103.000                 1,288
               RETAIL--0.0%
    600,000(a) Zam's, Inc.
               7.50% due 10-31-00 @0.000                     --
               SCHOOLS--0.8%
  1,250,000    *Youth Services International, Inc.
               7.00% due 2-01-06 @124.500                 1,556
               TOTAL CONVERTIBLE DEBT OBLIGATIONS
               (COST: $8,185,000)                         6,091

See notes to Portfolio of Investments.

 Commercial Paper - 1.4%
 Notes to Portfolio of Investments

* Income producing security during the year ended December 31, 1996.

** All or a portion of these stocks were held in escrow at December 31, 1996 to cover call options written. The aggregate market value was $17,465,000.

Based on the cost of investments of $135,137,000 for federal income tax purposes at December 31, 1996, the aggregate gross unrealized appreciation was $68,705,000, the aggregate gross unrealized depreciation was $11,976,000 and the net unrealized appreciation of investments was $56,729,000.
(a) The following securities are subject to legal or contractual restrictions on sale. They were valued at cost on the dates of acquisition and at fair value as determined by the board of trustees of the Fund as of December 31, 1996. The aggregate value of restricted securities was $735,000 or 0.4% of net assets, at December 31, 1996.

  Retirement Care Associates, Inc. 84,656 shares purchased in July, 1995 at a cost of $683,000 and 16,538 shares purchased in August, 1995 at a cost of $133,000.

  Growth Environmental, Inc. $580,000 face amount convertible debt purchased in May, 1994 at a cost of $580,000.

  Zam's, Inc. $600,000 face amount convertible debt purchased in November, 1993 at a cost of $600,000.

Face Amount                                         Value
$1,674,000   General Motors Acceptance Corporation
             6.03% due 01-02-97                    $  1,674
 1,000,000   Heller Financial, Inc.
             6.75 due 01-06-97                          999
             TOTAL COMMERCIAL PAPER
             (COST: $2,673,000)                       2,673
                                                   --------
             TOTAL INVESTMENTS--103.4%
             (COST: $135,137,000)                   191,866

 Covered Call Options - (0.3%)

 Contracts
         50 APAC Teleservices, Inc., January $60        $     --
        150 Applix, Inc., January $30                         (1)
        100 Applix, Inc., January $40                         --
        100 Aspen Technology, Inc., January $80              (33)
        100 Atmel Corp., February $37                        (14)
        300 Brooktrout Technology, January $40                --
        150 Chesapeake Energy Company, January $65           (12)
        180 Citrix Systems, Inc., January $60                 --
        400 DSP Communications, Inc., February $32            --
        100 Dura Pharmaceuticals, January $40                (75)
        200 Dura Pharmaceuticals, January $45                (75)
        100 ESS Technology, February $35                     (10)
        300 ETEC Systems, Inc., January $40                  (34)
        250 Electronic For Imaging, January $80             (140)
        100 Electronic For Imaging, January $90               (8)
        250 Employee Solutions, Inc., February $25           (31)
        220 MRV Communications, Inc., January $30             (3)
        100 Mcafee Associates, Inc., January $55              (1)
         15 Network Appliances, Inc., January $55             (1)
        100 P-Com, Inc., January $35                          (1)
        100 Premisys Communications, January $60              --
        100 U.S. Robotics, January $85                        (1)
        100 U.S. Robotics, February $85                      (20)
        100 U.S. Robotics, February $110                      (3)
         50 Uniphase Corporation, January $60                 (4)
         50 Uniphase Corporation, January $65                 (1)
        200 Veritas Software Corporation, January $55        (15)
        100 Zoltek Companies, Inc., January $45               --
         35 Zoltek Companies, Inc., January $50               --
                                                        --------
            Total Covered Call Options
            (Premium received: $872,000)                    (483)
            LIABILITIES LESS OTHER ASSETS--(3.1%)         (5,788)
                                                        --------
            NET ASSETS--100%                            $185,595
                                                        ========

OBERWEIS MICRO-CAP PORTFOLIO

 PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996 (Value in thousands)

 Equity Securities - 98.1%

 Shares    Company (Closing Price)                             Value
           AIRLINES--0.6%
    60,000 Frontier Airlines @3.250                           $    195
           APPAREL--3.9%
    60,000 Hot Topic, Inc. @19.750                               1,185
           BUILDING MATERIALS & COMPONENTS--0.8%
    20,000 Tower Technology, Inc. @11.500                          230
           COMMERCIAL--SERVICES--4.9%
    28,000 ATC Communications @13.250                              371
    22,500 Analytical Surveys, Inc. @9.875                         222
    20,000 Automobile Protection Corporation @4.281                 86
   100,000 Interstate Natl Dealer SVCS @5.500                      550
    30,000 RCM Technologies, Inc. @8.750                           262
                                                                 1,491
           COMPUTER--INTEGRATED SYSTEMS--0.8%
     9,000 Brooktrout Technology, Inc. @28.000                     252
           COMPUTER--MEMORY DEVICES--6.5%
    70,000 Advanced Digital Information Corporation @16.250      1,138
    35,000 Intevac, Inc. @17.000                                   595
    29,500 Silicon Storage Technology @4.875                       144
   **5,000 Smart Modular Technologies @25.125                      126
                                                                 2,003
           COMPUTER--OPTICAL RECOGNITION--0.2%
    30,000 Mitek Systems, Inc. @1.562                               47
           COMPUTER--PERIPHERAL--1.1%
    17,500 Altris Software, Inc. @6.500                            114
    30,000 Loronix Information System @3.562                       107
     7,000 Trident International, Inc. @16.250                     113
                                                                   334
           COMPUTER--SOFTWARE--5.0%
    20,000 Computer Research, Inc. @2.125                           43
    40,000 Datawatch Research, Inc. @5.750                         230
    40,000 Premis Corporation @5.625                               225
     5,000 Project Software & Development @42.375                  211
    13,200 Research Engineers, Inc. @3.375                          44
    45,000 Restrac, Inc. @4.875                                    219
    20,000 Rogue Wave Software @15.750                             315
    20,000 Tripos, Inc. @11.750                                    235
                                                                 1,522
           CONSUMER--PRODUCTS--0.6%
    23,000 Platinum Entertainment, Inc. @8.000                     184
           COSMETICS/PERSONAL CARE--2.4%
    32,000 Amrion, Inc. @22.625                                    724

 Shares    Company (Closing Price)                  Value

           ELECTRICAL--EQUIPMENT/COMPONENTS--8.0%
    30,000 JPM Company @17.500                     $   525
    40,000 KVH Industries, Inc. @7.750                 310
    25,000 Nice Systems LTD @18.000                    450
   **6,000 Proxim, Inc. @23.000                        138
   110,800 RF Power Products, Inc. @2.500              277
   100,000 WPI Group, Inc. @7.625                      762
                                                     2,462
           ELECTRICAL--INSTRUMENTS--1.1%
    15,000 Amer Science & Engine, Inc. @13.500         203
    15,000 Thermo Voltek Corporation @9.875            148
                                                       351
           ELECTRICAL--LASER SYSTEMS--1.6%
    60,000 Excel Technology, Inc. @8.125               488
           ELECTRONICS--MILITARY SYSTEMS--1.6%
    40,000 Diagnostic/Retrieval Systems @12.500        500
           ELECTRONICS--SEMI-CONDUCTORS/
           COMPONENTS--4.0%
    50,000 CFM Technologies @20.750                  1,037
    25,000 Hytek Microsystems, Inc. @2.500              63
    50,000 Oryx Technology Corporation @2.875          144
                                                     1,244
           ENERGY DEVELOPMENT--1.6%
    50,000 York Research @9.500                        475
           FINANCIAL SERVICES--MISC.--1.9%
    25,000 Healthcare Financial Partners @12.750       318
    22,000 Rockford Industries, Inc. @12.500           275
                                                       593
           FOOD--MISCELLANEOUS--1.5%
    60,000 Unimark Group, Inc. @7.750                  465
           HEALTH CARE--MANAGEMENT--0.2%
    12,000 Medical Asset Management, Inc. @4.687        56
           HOUSEHOLD--APPLIANCES--1.9%
    87,500 Iona Appliances, Inc. @6.750                591
           LEISURE--1.2%
    20,000 Action Performance COS, Inc. @18.000        360
           MACHINERY--4.4%
    25,000 ASV, Inc @27.875                            697
    40,000 Raster Graphics, Inc. @11.875               475
    20,000 Schmitt Industries, Inc. @9.500             190
                                                     1,362
           MEDIA--PERIODICALS--1.1%
    45,000 Individual Investor Group @7.250            326
           MEDICAL/DENTAL SUPPLIES--5.0%
    50,000 Cohr, Inc. @27.000                        1,350
    20,000 Urocor, Inc. @9.562                         191
                                                     1,541

See notes to Portfolio of Investments.

 Shares    Company (Closing Price)                      Value
           MEDICAL PRODUCTS--3.0%
    52,500 Biosource International, Inc. @6.875        $   361
     7,500 Clintrials Research, Inc. @22.750               171
    85,000 Contour Medical, Inc. @4.625                    393
                                                           925
           MEDICAL INSTRUMENTS--2.4%
    70,000 Exatech, Inc. @9.000                            630
    10,000 Seamed Corporation @10.875                      109
                                                           739
           MEDICAL--OUTPATIENT/HOMECARE--3.5%
   135,000 Diagnostic Health Services, Inc. @8.000       1,080
           METAL--FABRICATION/PRODUCTION--1.8%
    60,000 Dynamic Material Corporation @9.375             563
           METAL--STEEL--1.2%
    30,000 Maverick Tube Corporation @12.750               382
           OIL & GAS SERVICES--0.3%
    10,000 3D Geophysical, Inc. @9.000                      90
           POLLUTION CONTROL--1.1%
    40,000 American Eco Corporation @6.875                 275
    35,000 Waste Technology Corporation @1.437              50
                                                           325
           RESTAURANTS--5.6%
    40,000 *Blimpie International, Inc. @10.375            415
    55,000 Logan's Roadhouse, Inc. @23.500               1,292
                                                         1,707
           RETAIL--HOME FURNISHINGS--0.9%
    30,000 Rent-Way, Inc. @9.625                           289
           RETAIL/WHOLESALE--COMPUTERS--4.1%
    70,000 En Pointe Technologies, Inc. @9.750             682
    58,000 Multiple Zones Intl, Inc. @9.750                566
                                                         1,248
           SEMI-CONDUCTORS/COMPONENTS--0.3%
    10,000 Semiconductor Pkg. Material @10.875             109
           TELECOMMUNICATIONS--0.9%
    40,000 Tech Service WT @.625                            25
    30,000 World Access, Inc. @8.000                       240
                                                           265
           TELECOMMUNICATIONS--EQUIPMENT--6.6%
    60,000 AML Commnications, Inc. @13.375                 803
    10,000 Geotel Communications Corporation @13.000       130
    40,000 Technology Services Group @7.750                310
     8,000 Tollgrade Communications, Inc. @31.000          248
    60,000 Viasat, Inc. @9.000                             540
                                                         2,031
           TELECOMMUNICATIONS--SERVICES--0.3%
     5,000 Total Tel USA @18.750                            94

 Shares    Company (Closing Price)                      Value


           TEXTILE--MANUFACTURING--3.2%
   20,000  Cutter & Buck, Inc. @11.625                 $   233
   60,000  Sport-Haley, Inc. @12.562                       754
                                                           987
           TOYS & SPORTING GOODS--0.1%
    2,500  Equity Marketing, Inc. @18.500                   46
           TRANSPORTATION SERVICES--0.9%
  100,000  Golden Eagle Group, Inc. @2.750                 275
           TOTAL EQUITY SECUITIES
           (COST: $29,701,000)                          30,136

 Repurchase Agreements--1.3%

   Face
  Amount                                                Value
 $409,000  State Street Bank & Trust Company
           Dated 12/31/96, Collateralized by           $   409
           U.S. Treasury Bills
           4.00%, 1/02/97
           TOTAL REPURCHASE AGREEMENTS
           (COST: $409,000)                                409
                                                       -------
           TOTAL INVESTMENTS--99.4%
           (COST: $30,110,000)                          30,545

 Covered Call Options--0.0%

 Contracts                                              Value
       25  Proxim, Inc. January $25@.500               $   (1)
       25  Smart Modular Technology January $30@.062        --
                                                       -------
           Total Covered Call Options                      (1)
           (Premium received: $5,000)
           OTHER ASSETS LESS LIABILITIES--0.6%             189
                                                       -------
           NET ASSETS--100%                            $30,733
                                                       =======

 Notes to Portfolio of Investments

* Income producing security during the year ended December 31, 1996.

** All or a portion of these stocks were held in escrow at December 31, 1996 to cover call options written. The aggregate market value was $120,000.

Based on the cost of investments of $30,110,000 for federal income tax purposes at December 31, 1996 the aggregate gross unrealized appreciation was $4,728,000, the aggregate gross unrealized depreciation was $4,293,000 and the net unrealized appreciation of investments was $435,000.

OBERWEIS MID-CAP PORTFOLIO

 PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1996 (Value in thousands)

 Equity Securities - 99.9%

 Shares    Company (Closing Price)                  Value
           APPAREL--13.0%
     2,000 Fila Holdings @58.125                   $    116
     3,000 Gucci Group @63.875                          192
     5,000 Nautica Enterprises, Inc. @25.250            126
     2,000 *St. John Knits, Inc. @43.500                 87
     6,000 *TJX Companies, Inc. @47.375                 284
     3,000 Tommy Hilfiger Corporation @48.000           144
                                                        949
           AUTO PARTS--2.9%
     2,000 Gentex Corporation @20.125                    40
     5,000 Lear Corporation @34.125                     171
                                                        211
           COMMERCIAL SERVICES--1.0%
     2,000 Robert Half Intl, Inc. @34.375                69
           COMPUTER--MEMORY DEVICES--5.0%
     2,000 C-Cube Microsystems, Inc. @36.937             74
     7,000 Iomega Corporation @17.375                   122
     3,000 Western Digital Corporation @56.875          171
                                                        367
           COMPUTER PERIPHERALS--1.7%
     1,000 Gateway 2000, Inc. @53.562                    53
     1,000 U.S. Robotics Corporation @ 72.000            72
                                                        125
           COMPUTER SERVICES--2.3%
     4,000 Technology Solutions Co. @41.500             166
           COMPUTER SOFTWARE--10.6%
     3,000 Cognos, Inc. @28.125                          84
     3,000 Cadence Design Systems @39.750               119
     3,000 McAfee Associates, Inc. @44.000              132
     5,000 Rational Software Corporation @39.562        198
     2,000 Videoserver, Inc. @42.500                     85
     3,100 Visio Corporation @49.500                    154
                                                        772
           ELECTRONICS--LASER SYSTEMS/
           COMPONENTS--1.1%
     1,700 Cymer, Inc. @48.125                           82
           ELECTRONICS--MISCELLANEOUS
           COMPONENTS--1.2%
     2,000 SCI Systems, Inc. @44.625                     89

 Shares  Company (Closing Price)                        Value
         ELECTRONICS--SEMI-CONDUCTORS/
         COMPONENTS--5.8%
  12,000 DSP Communications, Inc. @19.375              $    232
 **5,000 ETEC Systems, Inc. @38.250                         191
                                                            423
         FINANCIAL--CONSUMER LOANS--5.1%
  10,000 Americredit Corporation @20.500                    205
   8,000 Imperial Credit Industries @21.000                 168
                                                            373
         FINANCIAL SERVICES--MISC.--1.6%
   5,000 Metris Companies, Inc. @24.000                     120
         HEALTH MAINTENANCE ORGANIZATION--2.4%
   3,000 Oxford Health Plans Corp. @58.562                  176
         HOME FURNISHINGS--1.9%
  10,000 Furniture Brands Intl, Inc. @14.000                140
         MEDICAL--ETHICAL DRUGS--1.0%
   2,000 *Jones Medical @36.625                              73
         MEDICAL--OUTPATIENT/HOMECARE--2.0%
   4,000 Total Renal Care Holdings @36.250                  145
         OIL & GAS EXPLORATION--1.5%
   2,000 Chesapeake Energy Corporation @55.625              111
         OIL & GAS--MACHINERY/EQUIPMENT--4.9%
   3,000 Energy Ventures, Inc. @50.875                      153
  10,000 Global Marine, Inc. @20.625                        206
                                                            359
         POLLUTION CONTROL--1.0%
   2,000 United Waste Systems, Inc. @34.375                  69
         RESTAURANTS--3.4%
   7,000 Boston Chicken, Inc. @35.875                       251
         RETAIL--2.6%
   5,000 Abercrombie & Fitch Co. @16.500                     82
   5,000 Eagle Hardware & Garden @20.750                    104
                                                            186
         RETAIL/WHOLESALE--COMPUTERS--7.9%
   2,000 CompUSA, Inc. @20.625                               41
   6,000 Ingram Micro, Inc. @23.000                         138
   5,000 Tech Data Corporation @27.375                      137
   5,000 Vanstar 6.75% Convertible Preferred @52.375        262
                                                            578

See notes to Portfolio of Investments.

 Notes to Portfolio of Investments

* Income producing security during the year ended December 31, 1996.

** All or a portion of these stocks were held in escrow at December 31, 1996 to cover call options written. The aggregate market value was $110,000.

Based on the cost of investments of $7,051,000 for federal income tax purposes at December 31, 1996, the aggregate gross unrealized appreciation was $742,000 the aggregate gross unrealized depreciation was $506,000 and the net unrealized appreciation of investments was $236,000.

 Shares    Company (Closing Price)                            Value
           STEEL--4.7%
     8,000 Titanium Metals Corporation @32.875               $    263
     5,000 Tubos De Acero @15.875                                  79
                                                                  342
           TELECOMMUNICATIONS--12.0%
     2,000 Asia Satellite Telecommunications, Inc. @23.375         47
     1,500 Aspect Telecommunications @63.500                       95
     4,000 LCI International, Inc. @21.500                         86
     7,000 Mastec, Inc. @53.000                                   371
     2,000 *National Data Corporation @43.500                      87
   **5,500 Premisys Communications @33.750                        186
                                                                  872
           TRANSPORTATION--MISC.--3.3%
     5,000 Atlas Air, Inc. @47.750                                239
           TOTAL EQUITY SECURITIES
           (COST: $7,051,000)                                   7,287

 Covered Call Options--(0.1%)
 Contracts                                                    Value
        20 ETEC Systems, Inc. January $35                    $     (7)
        10 Premisys Communications January $60                     --
                                                             --------
           Total Covered Call Options
           (Premium received: $6,000)                              (7)
           OTHER ASSETS LESS LIABILITIES--0.2%                     15
                                                             --------
           NET ASSETS--100%                                  $  7,295
                                                             ========

THE OBERWEIS FUNDS

 STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

(in thousands, except pricing of shares)

                                           EMERGING GROWTH MICRO-CAP  MID-CAP
                                              PORTFOLIO    PORTFOLIO PORTFOLIO
                                           --------------- --------- ---------
ASSETS:
  Investment securities at market value
   (Cost: $135,137, $30,110 and $7,051,
    respectively)                             $191,866      $30,545   $7,287
  Cash                                             191           42       --
  Receivable from fund shares sold                 127           79       49
  Receivable from securities sold                  474          449      130
  Dividends and interest receivable                 99           --       --
  Deferred organizational costs                     --           49       54
  Prepaid expenses                                  27            8        1
                                              --------      -------   ------
    Total Assets                               192,784       31,172    7,521
LIABILITIES:
  Cash overdraft                                    --           --      129
  Options written at value (Premiums
   received: $872
   $5 and $6, respectively)                        483            1        7
  Payable for fund shares redeemed               4,488          362       70
  Payable for securities purchased               1,930           --       --
  Payable to advisor                               128           34        2
  Payable to distributor                            39            7        1
  Accrued expenses                                 121           35       17
                                              --------      -------   ------
    Total Liabilities                            7,189          439      226
                                              --------      -------   ------
NET ASSETS                                    $185,595      $30,733   $7,295
                                              ========      =======   ======
ANALYSIS OF NET ASSETS:
  Aggregate paid in capital                   $123,305      $31,697   $7,123
  Accumulated net realized gain (loss)
   from investment transactions                  5,172       (1,403)     (63)
  Net unrealized appreciation of
   investments                                  57,118          439      235
                                              --------      -------   ------
    Net Assets                                $185,595      $30,733   $7,295
                                              ========      =======   ======
THE PRICING OF SHARES:
  Net asset value and offering price per
   share
EMERGING GROWTH PORTFOLIO:
  ($185,595,219 divided by 5,648,608
   shares outstanding)                        $  32.86
                                              ========
MICRO-CAP PORTFOLIO:
  ($30,732,858 divided by 2,502,168 shares
   outstanding)                                             $ 12.28
                                                            =======
MID-CAP PORTFOLIO:
  ($7,294,755 divided by 709,216 shares
   outstanding)                                                       $10.29
                                                                      ======

                See accompanying notes to financial statements.

THE OBERWEIS FUNDS

 STATEMENT OF OPERATIONS

(in thousands)

                          EMERGING GROWTH      MICRO-CAP           MID-CAP
                             PORTFOLIO         PORTFOLIO          PORTFOLIO
                            YEAR ENDED     JANUARY 1, 1996*- SEPTEMBER 15, 1996*-
                         DECEMBER 31, 1996 DECEMBER 31, 1996  DECEMBER 31, 1996
                         ----------------- ----------------- --------------------
INVESTMENT INCOME:
  Dividends                   $    67           $     4              $  1
  Interest                        859               225                 7
                              -------           -------              ----
    Total Investment
     Income                       926               229                 8
                              -------           -------              ----
EXPENSES:
  Advisory fees                   748               175                 8
  Management fees                 723               117                 8
  Distribution fees               452                73                 5
  Transfer agent fees             324               103                19
  Custodian fees                  167                52                14
  Professional fees               117                19                12
  Shareholder reports              87                 9                 1
  Registration fees                27                 3                --
  Insurance                        15                 1                --
  Organizational costs             --                12                 4
  Trustees fees                     8                 2                 1
  Other                             5                --                --
                              -------           -------              ----
    Total Expenses              2,673               566                72
                              -------           -------              ----
NET INVESTMENT LOSS
 BEFORE EXPENSE
 REIMBURSEMENT                 (1,747)             (337)              (64)
  Expense Reimbursement            --                --                30
                              -------           -------              ----
NET INVESTMENT LOSS            (1,747)             (337)              (34)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) from
   investment
   transactions                11,328            (1,472)              (64)
  Net realized gain
   from covered call
   options written              1,938                69                 1
                              -------           -------              ----
    Total net realized
     gain (loss)               13,266            (1,403)              (63)
  Increase in net
   unrealized
   appreciation of
   investments                 14,469               439               235
                              -------           -------              ----
    Net realized and
     unrealized gain
     (loss) on
     investments               27,735              (964)              172
                              -------           -------              ----
NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS                   $25,988           $(1,301)             $138
                              =======           =======              ====

*Commencement of operations.

                See accompanying notes to financial statements.

THE OBERWEIS FUNDS

 STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                              EMERGING GROWTH PORTFOLIO
                                               YEARS ENDED DECEMBER 31,
                                       ----------------------------------------
                                              1996                 1995
                                       ------------------- --------------------
FROM OPERATIONS:
  Net investment loss                       $ (1,747)            $ (1,441)
  Net realized gain from investment
   transactions                               13,266               12,380
  Increase in net unrealized
   appreciation of investments                14,469               27,643
                                            --------             --------
  Net increase in net assets resulting
   from operations                            25,988               38,582
                                            --------             --------
FROM DISTRIBUTIONS:
  Distributions from net realized
   gains on investments                      (14,255)              (6,202)
                                            --------             --------
FROM CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares           178,552               54,110
  Shares issued in reinvestment of
   distribution                               13,043                5,983
  Redemption of shares                      (152,396)             (47,824)
                                            --------             --------
  Net increase from capital share
   transactions                               39,199               12,269
                                            --------             --------
  Total increase in net assets                50,932               44,649
NET ASSETS:
  Beginning of year                          134,663               90,014
                                            --------             --------
  End of year                               $185,595             $134,663
                                            ========             ========

-------------------------------------------------------------------------------

                                       MICRO-CAP PORTFOLIO  MID-CAP PORTFOLIO
                                        JANUARY 1, 1996*-  SEPTEMBER 15, 1996*-
                                        DECEMBER 31, 1996   DECEMBER 31, 1996
                                       ------------------- --------------------
FROM OPERATIONS:
  Net investment loss                       $   (337)            $    (34)
  Net realized loss from investment
   transactions                               (1,403)                 (63)
  Increase in net unrealized
   appreciation of investments                   439                  235
                                            --------             --------
  Net increase (decrease) in net
   assets resulting from operations           (1,301)                 138
                                            --------             --------
FROM CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares            55,859                8,325
  Redemption of shares                       (23,925)              (1,178)
                                            --------             --------
  Net increase from capital share
   transactions                               31,934                7,147
                                            --------             --------
  Total increase in net assets                30,633                7,285
NET ASSETS:
  Beginning of period                            100                   10
                                            --------             --------
  End of period                             $ 30,733             $  7,295
                                            ========             ========

*Commencement of operations.

                See accompanying notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

December 31, 1996
1. SIGNIFICANT ACCOUNTING POLICIES

Description of Business. The Oberweis Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous portfolios under various trading strategies. The Trust consists of three portfolios: the Oberweis Emerging Growth Portfolio, which prior to January 1, 1996 was known as the Oberweis Emerging Growth Fund, the Oberweis Micro-Cap Portfolio, and the Oberweis Mid-Cap Portfolio (collectively, the Funds).

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Investment valuation. Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day's bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized costs.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange by dividing the total value of each Fund's investments and other assets, less liabilities, by the number of each Fund's shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on date of expiration.

Repurchase agreements. Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held through the Funds' custodian bank and is monitored daily by each Fund so that its market value exceeds the carrying value of the repurchase agreement.

Federal income taxes and dividends to shareholders. The Funds have complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

Dividends payable to its shareholders are recorded by each Fund on the ex-dividend date. The Oberweis Emerging Growth Portfolio paid a dividend consisting of net long term realized gains from the sale of securities of $14,255,000 in 1996 to shareholders of record on November 13, 1996. The Micro-Cap Portfolio and Mid-Cap Portfolio have capital loss carryforwards of $1,403,000 and $63,000, respectively, which if not used to offset future net realized capital gains will expire in 2004.

Organizational Costs. Organizational costs of the Micro-Cap Portfolio and Mid-Cap Portfolio have been capitalized and are being amortized on a daily basis using the straight line method over five years.

2. TRANSACTIONS WITH AFFILIATES

The Funds have written agreements with Oberweis Asset Management, Inc. ("OAM") as the Fund's investment adviser and manager. Effective January 1, 1997, Oberweis Brokerage, Inc., an affiliate of OAM, became the Funds' principal distributor. Prior to 1997, The Chicago Corporation ("TCC") acted as the Funds' distributor and shareholder service agent.

Advisory agreement. For investment advisory services the Emerging Growth Portfolio paid monthly investment advisory fees at an annual rate equal to .45% of the first $50,000,000 of average daily net assets and .40% of average daily net assets in excess of $50,000,000. The Micro-Cap Portfolio paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets on all assets. The Mid-Cap Portfolio paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets on all assets. For the period ended December 31, 1996, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio incurred advisory fees totaling $748,000, $175,000, and $8,000 respectively.

Management agreement. During the period ended December 31, 1996, for management services and facilities furnished, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio each paid a monthly fee at an annual rate equal to .40% of their average daily net assets. For the period ended December 31, 1996, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio incurred management fees totaling $723,000, $117,000, and $8,000 respectively.

Expense Reimbursement. OAM is obligated to reduce its management fees or reimburse the Funds to the extent that total ordinary operating expense, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund's average daily net assets: 2% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000; or such lower percentage as may be required by any state where the Fund's shares are registered. OAM reimbursed the Mid-Cap Portfolio $30,000 for the year.

Officers and trustees. Certain officers or trustees of the Funds are also employees, officers or directors of OAM and until January 1, 1997, TCC. During the year ended December 31, 1996, the Funds made no direct payments to its officers and paid $11,000 to their unaffiliated trustees.

Distribution and shareholder service expense. The Funds had a distribution and shareholder services agreement with TCC. For services under the distribution and shareholder servicing agreement, the Funds paid TCC a fee at the annual rate of .25% of the average daily net assets. For the period ended December 31, 1996, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio incurred distribution fees totaling $452,000, $73,000, and $5,000 respectively.

Commissions. The Funds pay TCC for executing some of the Funds' agency security transactions at competitive rates, typically $.03 per share. For the period ended December 31, 1996, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio paid commissions of $12,000, $2,000 and $0, respectively to TCC.

3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the period ended December 31, 1996, other than options written and money market investments, aggregated $139,484,000 and $111,087,000, respectively for the Emerging Growth Portfolio, $48,571,000 and $17,399,000 respectively for the Micro-Cap Portfolio, and $7,548,000 and $434,000 respectively for the Mid-Cap Portfolio.

Transactions in options written for the period ended December 31, 1996 were as follows:

                           EMERGING GROWTH         MICRO-CAP            MID-CAP
                              PORTFOLIO            PORTFOLIO           PORTFOLIO
                        ---------------------  ------------------  ------------------
                         NUMBER                 NUMBER              NUMBER
                           OF      PREMIUMS       OF     PREMIUMS     OF     PREMIUMS
                        CONTRACTS  RECEIVED    CONTRACTS RECEIVED  CONTRACTS RECEIVED
                        --------- -----------  --------- --------  --------- --------
Options outstanding at
 beginning of period       3,870  $ 1,493,000      --    $     --      --     $   --
Options written           24,032    5,192,000     500      80,000      33      6,000
Options expired          (17,364)  (4,093,000)   (350)    (50,000)     (3)        --
Options closed            (5,285)  (1,499,000)   (100)    (25,000)     --         --
Options assigned          (1,153)    (221,000)     --          --      --         --
                         -------  -----------    ----    --------     ---     ------
Options outstanding at
 end of period             4,100  $   872,000      50    $  5,000      30     $6,000

The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund.

4. CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of each Fund:

                               EMERGING GROWTH            EMERGING GROWTH
                             PORTFOLIO YEAR ENDED      PORTFOLIO YEAR ENDED
                              DECEMBER 31, 1996          DECEMBER 31, 1995
                           -------------------------  ------------------------
                             SHARES       AMOUNT        SHARES       AMOUNT
                           ----------  -------------  ----------  ------------
Shares sold                 5,132,000  $ 178,552,000   2,039,000  $ 54,110,000
Shares issued in
 reinvestment of
 dividends                    415,000     13,043,000     208,000     5,983,000
Less shares redeemed       (4,528,000)  (152,396,000) (1,820,000)  (47,824,000)
                           ----------  -------------  ----------  ------------
Net increase from capital
 share transactions         1,019,000  $  39,199,000     427,000  $ 12,269,000
                             MICRO-CAP PORTFOLIO        MID-CAP PORTFOLIO
                               JANUARY 1, 1996-         SEPTEMBER 15, 1996-
                              DECEMBER 31, 1996          DECEMBER 31, 1996
                           -------------------------  ------------------------
                             SHARES       AMOUNT        SHARES       AMOUNT
                           ----------  -------------  ----------  ------------
Shares sold                 4,315,000  $  55,859,000     821,000  $  8,325,000
Shares issued in
 reinvestment of
 dividends                         --             --          --            --
Less shares redeemed       (1,823,000)   (23,925,000)   (113,000)   (1,178,000)
                           ----------  -------------  ----------  ------------
Net increase from capital
 share transactions         2,492,000  $  31,934,000     708,000  $  7,147,000

5. REDEMPTION FEE

A .25% redemption fee is charged on redemptions from the Micro-Cap and Mid-Cap Portfolios. The redemption fee is retained by the Funds and is intended to reimburse the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap and Mid-Cap Portfolios were $59,000 and $3,000, respectively, for the period ended December 31, 1996, and were recorded as a reduction of shares redeemed in the statement of changes in net assets.

 FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the year is as follows:

                                 EMERGING GROWTH PORTFOLIO
                         ----------------------------------------------------
                                  YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------
                           1996      1995        1994      1993        1992
                         --------  --------     -------  --------     -------
Net asset value at
 beginning of year       $  29.09  $  21.41     $ 22.19  $  20.90     $ 18.39
Income from investment
 operations:
Net investment loss (a)      (.32)     (.33)       (.22)     (.22)       (.21)
Net realized and
 unrealized gain (loss)
 on investments              6.73      9.43        (.56)     2.25        2.72
                         --------  --------     -------  --------     -------
Total from investment
 operations                  6.41      9.10        (.78)     2.03        2.51
Less Distributions:
Distribution from net
 realized gains on
 investments                (2.64)    (1.42)         --      (.74)         --
                         --------  --------     -------  --------     -------
Net asset value at end
 of year                 $  32.86  $  29.09     $ 21.41  $  22.19     $ 20.90
                         ========  ========     =======  ========     =======
Total Return (%)             22.5      42.6        (3.5)      9.7        13.7
Ratio/Supplemental Data
Net Assets at end of
 period (in thousands)   $185,595  $134,663     $90,014  $104,324     $54,063
Ratio of expenses to
 average net assets (%)      1.48      1.73 (b)    1.78      1.80 (b)    1.99 (b)
Ratio of net investment
 loss to average net
 assets (%)                 (0.97)    (1.24)      (1.06)    (1.04)      (1.14)
Portfolio turnover rate
 (%)                           64        79          66        70          63
Average commission rate
 paid                    $  .0413        --          --        --          --

--------
Notes:

(a) The net investment loss per share data was determined using average shares outstanding during the year.

(b) Net of expense reimbursement from related parties. Expense ratios would have been 1.77%, 1.82%, and 2.41%, for 1995, 1993, and 1992, respectively before expense reimbursement.

 FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period is as follows:

                                        MICRO-CAP           MID-CAP
                                        PORTFOLIO          PORTFOLIO
                                    JANUARY 1, 1996*- SEPTEMBER 15, 1996*-
                                    DECEMBER 31, 1996  DECEMBER 31, 1996
                                    ----------------- --------------------
Net asset value at beginning of
 period                                  $ 10.00             $10.00
Income from investment operations:
Net investment loss (a)                     (.15)              (.05)
Net realized and unrealized gain
 (loss) on investments                      2.43                .34
                                         -------             ------
Total from investment operations            2.28                .29
                                         -------             ------
Net asset value at end of period         $ 12.28             $10.29
                                         =======             ======
Total Return (%)                            22.8                2.9 (d)
Ratio/Supplemental Data
Net Assets at end of period (in
thousands)                               $30,733             $7,295
Ratio of expenses to average net
assets (%)                                  1.94               2.00 (b)(c)
Ratio of net investment loss to
average net assets (%)                     (1.15)             (1.62)(c)
Portfolio turnover rate (%)                   70                 21 (c)
Average commission rate paid             $ .0371             $.0371

--------
Notes:

(a) The net investment loss per share data was determined using average shares outstanding during the period.

(b) Net of expense reimbursement from related parties. The annualized expense ratio would have been 3.42% in 1996 before expense reimbursement.
(c)  Annualized.

(d)  Not annualized.

* Commencement of operations.

 REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders

 The Oberweis Funds--

  Emerging Growth Portfolio

  Micro-Cap Portfolio

  Mid-Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of The Oberweis Funds--Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio as of December 31, 1996, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oberweis Funds--Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio at December 31, 1996, the result of its operations, the changes in net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                 Ernst & Young LLP

                                                 /s/ Ernst & Young LLP

Chicago, Illinois

January 29, 1997

                                                       LOGO    THE
                                                               OBERWEIS FUNDS


--------------------------------------------------------------------------------

James D.            Thomas J. Burke
Oberweis            Trustee
Trustee and
President           Edward F.
                    Streit
Douglas P.          Trustee
Hoffmeyer
Trustee
                    Martin L.
Patrick B.          Yokosawa
Joyce               Vice President
Executive Vice President

Treasurer
                    Sally A. Jordan
James W.            Secretary
Oberweis
Vice President
Margaret W.
Unsworth
Assistant
Secretary

MANAGER AND INVESTMENT ADVISOR
Oberweis Asset Management, Inc.
951 Ice Cream Dr., North Aurora, IL
60542
1-800-323-6166

DISTRIBUTOR

Oberweis Brokerage, Inc.

951 Ice Cream Dr., North Aurora, IL
60542

1-630-801-6000

CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
P.O. Box 419042, Kansas City,
Missouri 64141
1-800-245-7311

COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Chicago, Illinois 60601

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive, Chicago, Illinois 60606       ANNUAL REPORT


LOGO THE OBERWEIS FUNDS                  ---------------------------------------
                                                         AUDITED

     EMERGING GROWTH PORTFOLIO
     MICRO-CAP PORTFOLIO                            DECEMBER 31, 1996
     MID-CAP PORTFOLIO

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS-INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION (PART
     B).



          (a) Portfolio of Investments as of December 31, 1996.
          (b) Statement of Assets and Liabilities as of December 31, 1996.
          (c) Statement of Operations for the Year Ended December 31, 1996.
          (d) Statement of Changes in Net Assets for the Years Ended December 31, 1996 and 1995.
          (e) Notes to Financial Statements



     Schedules II, III, IV, V, VI and VII are omitted and the required information is not presented.

     Schedule I has been omitted and the required information is presented in the portfolio of investments.

(B)     EXHIBITS.

 1.     Agreement and Declaration of Trust dated July 7, 1986/11/

 1.1 First Amendment to Agreement and Declaration of Trust, dated November 17, 1986/11/

 2.     By-Laws/11/

 3.     None

 4.     Form of Specimen Certificates of Shares of Beneficial Interest/11/

 4.1    Specimen Certificates of Shares of Beneficial Interest/2/

 5.1    Management Agreement/5/

 5.1.1  Amendment to Management Agreement as of February 16, 1994/9/

 5.1.2  Management Agreement dated October 1, 1994/11/

 5.2    Investment Advisory Agreement/5/

 5.2.1  Investment Advisory Agreement dated October 1, 1994/11/

 5.2.2  Transfer and Guaranty Agreement/7/

5.2.3 Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Portfolio./12/

5.2.4 Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the
        Mid-Cap Portfolio.     /13/
6.      None

7.      None

8.      Custodian Agreement/1/

8.1 Letter Agreements renewing Custodian Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15,
        1991,/6/ and February 13, 1992,/7/ respectively

8.2     Letter Agreement dated January 27, 1993, renewing Custodian Agreement/8/

8.3     Custodian Agreement dated August 3, 1993/11/

9.      Transfer Agency Agreement/1/

9.1 Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15,
        1991,/6/ and February 13, 1992,/7/ respectively

9.2     Letter Agreement dated January 27, 1993, renewing Transfer Agency
        Agreement/8/

9.3     Transfer Agent Agreement dated August 3, 1993/11/

10.1    Form of Opinion and Consent of Lawrence, Kamin, Saunders & Uhlenhop/1A/

10.1.1  Consent and Opinion of Vedder, Price, Kaufman & Kammholz/12/

10.1.2  Consent and Opinion of Vedder, Price, Kaufman & Kammholz/13/

10.2    Form of Opinion of Ropes & Gray/1A/

10.2.1  Opinion and Consent of Ropes & Gray/12/

10.2.2  Opinion and Consent of Ropes & Gray/13/

*11.1   Consent of Ernst & Young LLP

11.2    Consent of Checkers, Simon & Rosner LLP/13/

12.     Not applicable

13.     Form of Contribution Agreement with Initial Shareholders/1/

13.1 Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000)/2/

13.2 Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000)/2/

13.3 Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000)/2/

13.4 Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000)/2/

14.1 Individual Retirement Custodial Account Agreement, Disclosure Statement, Form of Account Application, Request Form/11/ and Transfer

14.2 Individual Retirement Custodial Account Agreement, Individual Retirement Account Application and IRA Transfer and Invest Rollover Request Form. /13/

15.1    Plan of Distribution pursuant to Rule 12b-1/4/

15.2    Distribution and Shareholder Service Agreement/5/

15.3 Amendment to Plan of Distribution pursuant to Rule 12b-1 and Distribution and Shareholder Service Agreement/8/

 15.4   Plan of Distribution pursuant to Rule 12b-1 as amended October 1, 1994
        /11/

 15.4.1 Form of Plan of Distribution pursuant to Rule 12b-1 as amended January 1, 1996/11/

 15.5   Distribution Agreement dated October 1, 1994/11/

 15.5.1 Form of Distribution and Shareholder Service Agreement dated January 1, 1996/11/

*15.5.2 Distribution and Shareholder Service Agreement dated January 2, 1997

 15.6   Shareholder Service Agreement dated October 1, 1994/11/

 16.    Calculation of Performance Data/11/

*27.    Financial Data Schedules
_________

/*/  Filed herewith.
/1/ Previously filed with the Registration Statement and incorporated herein by reference.
/1A/ Previously filed with the Registration Statement.
/2/ Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
/2A/ Previously filed with Pre-Effective Amendment No. 2.
/3/ Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
/4/ Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
/5/ Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
/6/ Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
/7/ Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.
/8/ Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
/9/ Previously filed with Post-Effective Amendment No. 8 (Amendment No. 10) dated April 29, 1994 and incorporated herein by reference.
/10/ Previously filed with Post-Effective Amendment No. 9 (Amendment No. 11)
     dated February 28, 1995 and incorporated herein by reference.
/11/ Previously filed via EDGAR with Post-Effective Amendment No. 10 (Amendment
     No. 12) dated October 18, 1995 and incorporated herein by reference.

/12/ Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13) dated December 21, 1995 and incorporated herein by reference.

/13/ Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16)
     dated September 12, 1996

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Inapplicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

As of December 31, 1996, the number of record holders of each class of shares of the Registrant were as follows:

                        Number of
Title of Class        Record Holders
--------------------  --------------
Oberweis Emerging
 Growth Portfolio          10,787

Oberweis Micro-Cap
 Portfolio                  3,031

Oberweis Mid-Cap
 Portfolio                    900


ITEM 27. INDEMNIFICATION

A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund's officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, and the Commission remains of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER.

(a)  Oberweis Asset Management, Inc.


     Oberweis Asset Management, Inc. ("OAM") was organized in 1989. Its activities are limited to acting as an investment adviser.

(b) Set forth below are the names of the directors and officers of OAM (other than those officers who are also officers of the Registrant) and any other business, profession, vocation or employment of a substantial nature in which such directors and officers have been involved an any time during the past two fiscal years.


NAME AND
POSITIONS WITH OAM        NAME OF COMPANY                POSITION
--------------------  -----------------------------  -----------------------

Elaine M. Oberweis    Oberweis Dairy, Inc.           Chief Executive Officer
Director              951 Ice Cream Drive
                      North Aurora, Illinois  60542

ITEM 29. PRINCIPAL UNDERWRITERS

(a)  None.

(b) Set forth below are the names of the directors and officers of Oberweis Brokerage, Inc.

James W. Oberweis
Director and President

Patrick B. Joyce
Director, Senior Vice President
 Treasurer, Secretary and Chief
 Financial Officer

Martin L. Yokosawa
Vice President

The principal business address of all such persons is 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542.

(c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542, except those books, records and other documents maintained by the custodian, transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 127 West 10th Street, 16th Floor, Kansas City, Missouri 64105.
ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Not applicable.

(b)  Not applicable.

(c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of North Aurora, and State of Illinois, on the 25th day of February, 1997.

THE OBERWEIS FUNDS


By:/s/James D. Oberweis
-------------------------------
   James D. Oberweis, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




/s/ James D. Oberweis         President (Principal Executive     February 25, 1997
--------------------------      Officer) and Trustee
    James D. Oberweis

/S/ Thomas J. Burke           Trustee                            February 25, 1997
--------------------------
    Thomas J. Burke*

/s/ Douglas P. Hoffmeyer      Trustee                            February 25, 1997
--------------------------
    Douglas P. Hoffmeyer*

/s/ Edward F. Streit          Trustee                            February 25, 1997
--------------------------
    Edward F. Streit*

/s/ Patrick B. Joyce          Executive Vice President and       February 25, 1997
--------------------------    Treasurer (Principal Financial
    Patrick B. Joyce          and Accounting Officer)


* By: /s/ Patrick B. Joyce
      --------------------
      Attorney-in-Fact,
      pursuant to Power of
      Attorney

      Patrick B. Joyce